UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FLASH SPORTS & MEDIA HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FLASH SPORTS & MEDIA HOLDINGS, INC.

1140 Avenue of the Americas
Suite 1140
New York, New York 10036

August 13, 2026

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2026 annual meeting of stockholders of Flash Sports & Media Holdings, Inc. (the “Annual Meeting”). The Annual Meeting will be on Monday, September 28, 2026, at 9:30 a.m., Eastern time and will be conducted in a virtual format to provide stockholders the opportunity to attend, irrespective of location. During the Annual Meeting, we will discuss the items of business described in the accompanying Notice of Annual Meeting and Proxy Statement, and update you on important developments in our business.

Information about the matters to be acted upon at the Annual Meeting is contained in the accompanying Notice of Annual Meeting with instructions to access the online Proxy Statement. You are encouraged to vote, regardless of the number of shares that you own. You may vote your shares of common stock by (i) signing, dating, and mailing the proxy card in the envelope provided or faxing the completed proxy card to 801-355-6505, (ii) going to https://vote.colonialstock.com/flash2026 to vote using the Internet, or (iii) calling 877-285-8605 vote via telephone. All shares of common stock represented by a proxy received by 11:59 p.m. Eastern time on September 27, 2026 will be voted as specified in the proxy, unless validly revoked as described below. Your vote is very important. Please take a moment now to cast your vote whether or not you plan to attend the Annual Meeting. You may still vote at the Annual Meeting, in-person, even if you return the proxy card.

Thank you for the support of our company.

Yours truly,
/s/ Bradley J. Nattrass
Bradley J. Nattrass
Chief Executive Officer

FLASH SPORTS & MEDIA HOLDINGS, INC.

1140 Avenue of the Americas
Suite 1140
New York, New York 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, SEPTEMBER 28, 2026

NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Annual Meeting”) of the holders of common stock of Flash Sports & Media Holdings, Inc. (the “Company”) will be on Monday, September 28, 2026, at 9:30 a.m., Eastern time, in virtual format only, via live webcast. All stockholders are cordially invited to attend the meeting, if you are unable, please return the proxy as indicated below as soon as possible.

The Annual Meeting is being held for the following purposes:

1.	To elect five (5) directors to the Board of Directors (the “Board”), each to serve for a term of one year or until their respective successors are elected and qualified;
2.	To ratify the appointment of Suri and Co., Chartered Accountants to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026;
3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement;
4.

To approve the Company’s Amended and Restated 2021 Omnibus Stock Incentive Plan (the “Amended and Restated Equity Incentive Plan”) to increase the maximum number of shares of our common stock that will be made available for issuance thereunder in 2026 and to include an annual evergreen provision starting in 2027 through the duration of the Amended and Restated Equity Incentive Plan;

5.	To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board recommends a vote “FOR” each director nominee, a vote “FOR” Proposal 2, a vote “FOR” Proposal 3, and a vote “FOR” Proposal 4. The Board has fixed the close of business on July 31, 2026 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to and during the Annual Meeting. It is important that your shares of common stock be represented at the Annual Meeting. You may vote your shares of common stock by (i) signing, dating, and mailing the proxy card in the envelope provided or faxing the completed proxy card 801-355-6505, (ii) going to https://vote.colonialstock.com/flash2026 to vote using the Internet, or (iii) calling 877-285-8605 to vote via telephone. Voting in one of these ways will ensure that your shares of common stock are represented at the Annual Meeting. All shares of common stock represented by a proxy received by 11:59 p.m. Eastern time on September 27, 2026 will be voted as specified in the proxy, unless validly revoked as described below. If you attend the Annual Meeting and wish to participate by voting in-person during the Annual Meeting, you may revoke your previously submitted proxy as described in the proxy statement.

By Order of the Board of Directors,
/s/ Bradley J. Nattrass
Bradley J. Nattrass
Chief Executive Officer
August 13, 2026

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 28, 2026: Our Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report for the year ended December 31, 2025 are available at https://flashsportsandmedia.com/investor.

FLASH SPORTS & MEDIA HOLDINGS, INC.

1140 Avenue of the Americas
Suite 1140
New York, New York 10036

PROXY STATEMENT

DATED AUGUST 13, 2026

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
MONDAY, SEPTEMBER 28, 2026

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company,” or “Flash Sports & Media Holdings” refer to Flash Sports & Media Holdings, Inc., a Delaware corporation. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share, including restricted shares of common stock.

This proxy statement is furnished in connection with the solicitation of your proxy by the Board of Directors (the “Board”) and management on behalf of the Company, to be voted at the 2026 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on Monday, September 28, 2026, at the time and place and for the purposes set forth in the accompanying notice of annual meeting of stockholders (the “Notice”) and at any adjournments or postponements of that meeting. The notice of internet availability of proxy materials and accompanying form of proxy are expected to be mailed or made available to stockholders on or about August 13, 2026.

When proxies are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted “FOR” the election of the director nominees, “FOR” the ratification of the appointment of Suri & Co. Chartered Accountants to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026, “FOR” the approval of, on a non-binding advisory basis, the compensation of our named executive officers and “FOR” the approval of the Amended and Restated Equity Incentive Plan.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MONDAY, SEPTEMBER 28, 2026: Our Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report for the year ended December 31, 2025 (the “Annual Report”) are available at https://flashsportsandmedia.com/investor.

ABOUT THE ANNUAL MEETING

The Annual Meeting will be held on Monday, September 28, 2026, at 9:30 a.m. Eastern time. The Annual Meeting will be held virtually via live webcast. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the registered office of the Company during regular business hours and online at the Annual Meeting. The executive offices of the Company are located at, and the mailing address of the Company is 1140 Avenue of the Americas, Suite 1140, New York, New York 10036.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What will stockholders be voting on at the Annual Meeting?

1.      To elect five directors to the Board, each to serve for a term of one year or until their respective successors are elected and qualified;

2.      To ratify the appointment of Suri & Co., Chartered Accountants, to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026;

3.      To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement;

4.      To approve the Amended and Restated Equity Incentive Plan to increase the maximum number of shares of our common stock that will be made available for issuance thereunder in 2026 and to include an annual evergreen provision starting in 2027 through the duration of the Amended and Restated Equity Incentive Plan;

5.      To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Who is entitled to vote at the Annual Meeting and how many votes do they have?

Common stockholders of record at the close of business on July 31, 2026 (the “Record Date”), may vote at the Annual Meeting. Each share of common stock has one vote. There were 56,716,262 shares of our common stock outstanding on the Record Date.

How do I vote?

You may vote by proxy during the Annual Meeting. If you are the stockholder of record, you can vote by proxy either by direct mail, fax, the Internet or telephone. Simply complete, sign and date the enclosed proxy card and return it in the postage-paid, self-addressed envelope provided. To vote using the Internet, please go to https://vote.colonialstock.com/flash2026. To vote via telephone, please call 877-285-8605. To vote via the Internet or telephone, you will need the control and request numbers included on your proxy card. If you are not the record holder of your shares of common stock, please follow the instructions provided by your broker, bank or other nominee.

All shares of common stock represented by a proxy received by 11:59 p.m. Eastern time on September 27, 2026, will be voted as specified in the proxy, unless validly revoked as described below. If you return a proxy and do not specify your vote, your shares will be voted as recommended by the Board.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Bradley J. Nattrass, our Chief Executive Officer, or Eric Sherb, our Chief Financial Officer, as your proxy. Either one of these officers may act on your behalf and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. If, however, other matters are properly brought before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting, the persons appointed as proxies will have, unless the terms of their appointment otherwise provide, discretionary authority to vote the shares represented by proxies in accordance with their discretion and judgment.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•        Executing and delivering another later dated proxy card;

•        Notifying the Company’s corporate secretary, in writing, that you are changing or revoking your proxy; or

•        Attending and voting in-person at the Annual Meeting.

Attendance at the Annual Meeting will not itself revoke a proxy. All signed proxies that have not been revoked will be voted at the Annual Meeting. If your proxy contains any specific instructions, they will be followed if possible.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online at https://vote.colonialstock.com/flash2026. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date. If your shares are held in the name of a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee in order to participate in the virtual Annual Meeting. No physical meeting will be held.

You will be able to attend the virtual Annual Meeting online and submit your questions during the meeting by visiting the website above, as also indicated in your proxy card or on the instructions that accompanied your proxy materials. You also will be able to vote your shares online by attending the virtual Annual Meeting. To participate in the Annual Meeting, you may need the control number included on your proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you should contact your broker, bank, or other nominee to obtain your control number or other instructions provided by your broker, bank or other holder of record. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

In order to ensure that the virtual Annual Meeting provides stockholders with a meaningful opportunity to participate, stockholders will be able to ask questions of the Board and management during the Annual Meeting. Stockholders may submit questions during the Annual Meeting by typing questions in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the Annual Meeting, subject to time constraints and in accordance with the rules of conduct for the Annual Meeting.

The virtual online meeting will begin promptly at 9:30 a.m. Eastern Time on September 28, 2026. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Annual Meeting, constitutes a majority of the outstanding shares of our common stock entitled to be cast at the Annual Meeting, present or represented by proxy. If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you abstain from voting. If a quorum is not present at the Annual Meeting, the Chairperson of the Annual Meeting or the stockholders present electronically or by proxy may adjourn the Annual Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2027 Annual Meeting of Stockholders or until their respective successors are elected and qualified, you may:

•        Vote “FOR” any nominee; or

•        Vote “WITHHOLD” any nominee.

A nominee is elected to the Board if a plurality of votes cast at the Annual Meeting are voted “FOR” the nominee. Withheld votes will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

The Board recommends that the stockholders vote “FOR” all of the nominees.

What are my voting choices when voting on the ratification of the appointment of Suri & Co., Chartered Accountants, to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026?

When voting on the ratification of the appointment of Suri & Co. as our independent registered public accounting firm, you may:

•        Vote “FOR” the proposal;

•        Vote “AGAINST” the proposal; or

•        “ABSTAIN” from voting for or against the proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal is required for approval of the ratification of Suri & Co. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of Suri & Co.

What are my voting choices when voting on the approval, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement?

When voting on the approval, on a non-binding advisory basis, the compensation of our named executive officers, you may:

•        Vote “FOR” the proposal;

•        Vote “AGAINST” the proposal; or

•        “ABSTAIN” from voting for or against the proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal is required for approval of, on a non-binding advisory basis, the compensation of our named executive officers. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the approval of, on a non-binding advisory basis, the compensation of our named executive officers.

What are my voting choices when voting on the approval of the Amended and Restated Equity Incentive Plan to increase the maximum number of shares of our common stock that will be made available for issuance thereunder in 2026 and to include an annual evergreen provision starting in 2027 through the duration of the Amended and Restated Equity Incentive Plan;

When voting on the approval of the Amended and Restated Equity Incentive Plan, you may:

•        Vote “FOR” the proposal;

•        Vote “AGAINST” the proposal; or

•        “ABSTAIN” from voting for or against the proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal is required for approval of the Amended and Restated Equity Incentive Plan. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the approval of the Amended and Restated Equity Incentive Plan.

What vote is required to approve each proposal?

Proposal l: Election of Directors.    The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors.

Proposal 2: Ratification of Auditors.    An affirmative vote of a majority of the votes cast, if a quorum is present, is required for ratification of the selection of Suri & Co., Chartered Accountants, to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Proposal 3: Approval, on a non-binding advisory basis, of the compensation of our named executive officers.    An affirmative vote of a majority of the votes cast, if a quorum is present, is required for approval of, on a non-binding advisory basis, the compensation of our named executive officers.

Proposal 4: Approval of the Amended and Restated Equity Incentive Plan.    An affirmative vote of a majority of the votes cast, if a quorum is present, is required for approval of the Amended and Restated Equity Incentive Plan.

What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all director nominees, “FOR” the ratification of Suri & Co., Chartered Accountants, “FOR” the approval, on a non-binding advisory basis, the compensation of our named executive officers, and “FOR” the approval of the Amended and Restated Equity Incentive Plan.

Will my shares be voted if I do not provide my proxy or vote at the Annual Meeting?

If you do not provide your proxy or vote at the Annual Meeting and you are a stockholder whose shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company (f/k/a Corporate Stock Transfer, Inc.), your shares of common stock will not be voted.

If you do not provide your proxy or vote at the Annual Meeting and you are a stockholder whose shares of common stock are held through a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm, as the ratification of our independent registered public accounting firm is a “routine matter” on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.

A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter, such as Proposals 1 and 3 and has not received instructions from the beneficial owner. Broker “non-votes” are counted as present for purposes of establishing a quorum. Broker “non-votes” will have no effect on the outcome of Proposals 1, 3 and 4 except that it will be more difficult to attain the required number of votes “FOR” Proposal 2 to enable such proposal to pass.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Annual Meeting. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone, facsimile or other electronic means. We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), one proxy statement and one annual report or one notice may be delivered to two or more stockholders who share an address in the United States, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement and the annual report or notice at a shared address to which a single copy of the proxy statement and the annual report or notice was delivered. Requests for additional copies of the proxy statement and the annual report or notice, and requests that in the future separate proxy statements and annual reports or notices be sent to stockholders who share an address, should be directed to the Company’s Corporate Secretary, Flash Sports & Media Holdings, Inc., 1140 Avenue of the Americas, Suite 1140, New York, New York 10036, or at telephone number (720) 439-2941. In addition, stockholders who share a single address in the United States but receive multiple copies of the proxy statement and the annual report or notice may request that they receive a single copy in the future by contacting the Company at the address and phone number set forth in the prior sentence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company’s only outstanding class of voting securities is its common stock. The following table sets forth information known to the Company about the beneficial ownership of its common stock on the Record Date by (i) each current director and director nominee; (ii) each named executive officer; and (iii) all of the Company’s executive officers and directors as a group. Other than as set forth below, no person known to us beneficially owns 5% or more of the outstanding common stock as of the Record Date. Unless otherwise indicated in the footnotes, each person listed in the following table has sole voting power and investment power over the common stock listed as beneficially owned by that person. Percentages of beneficial ownership are based on 56,716,262 shares of common stock outstanding on the Record Date. Unless otherwise indicated, the address for each stockholder listed below is Flash Sports & Media Holdings, Inc., 1140 Avenue of the Americas, Suite 1140, New York, New York 10036.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)
	Number	Percent
5% Stockholder:
Annapurna Gundlapalli	26,765,538	47.2%
Named Executive Officers and Directors:
Bradley J. Nattrass(2)	77,400	*
James R. Lowe(3)	17,554	*
Richard A. Akright(4)	5,342	*
Sonia Lo	2,233	*
David Hsu(5)	2,152	*
Donald Fell	0	*
Eric Sherb	0	*
Suren Ajjarapu(6)(7)	5,485,612	9.67%
Rahul Johri(7)	0	*
Gary Herman(7)	0	*
All current executive officers and directors as a group (10 persons)	5,590,293	9.82%

____________

*        Represents beneficial ownership of less than 1%.

(1)      Beneficial ownership as reported in the table has been determined in accordance with Rule 13d-3 under the Exchange Act and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares of common stock shown as beneficially owned includes shares of common stock which may not be beneficially owned but over which a person would be deemed to exercise control or direction. The number of shares of common stock shown as beneficially owned includes shares of common stock subject to stock options exercisable and restricted stock units that were outstanding on the Record Date and that will vest within 60 days of the Record Date. Shares of common stock subject to stock options exercisable and restricted stock units that will vest within 60 days after the Record Date are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.

(2)      Mr. Nattrass has his vested common stock pledged as security for a personal line of credit facility. Mr. Nattrass resigned as a member of the Board as of July 12, 2026 and continues to serve as the Company’s Chief Executive Officer.

(3)      Mr. Lowe resigned from the Board effective as of July 12, 2026.

(4)      Mr. Akright resigned as Co-Chief Financial Officer of the Company effective April 28, 2026.

(5)      Mr. Hsu resigned from the Board effective as of July 12, 2026.

(6)      Includes (i) 2,726,538 shares owned by Sansur Associates LLC, an entity that Mr. Ajjarapu beneficially owns and (ii) 2,759,074 shares owned by Sea Rider Capital LLC, an entity that Mr. Ajjarapu beneficially owned.

(7)      Mr. Ajjarapu, Mr. Johri and Mr. Herman were appointed as members of the Board as of July 14, 2026 to fill the vacancies left by Mr. Nattrass, Mr. Lowe and Mr. Hsu.

ELECTION OF DIRECTORS

(Proposal 1)

The Company’s Board currently consists of five members, Ms. Lo, Mr. Fell, Mr. Ajjarapu, Mr. Johri and Mr. Herman. All current Board members are standing for re-election at the Annual Meeting. The aforementioned persons, whose names are also listed below, (each a “Director Nominee”) have been nominated for election as directors by the Board to serve for a term of office to expire at the 2027 Annual Meeting of Stockholders, with each to hold office until his or her successor has been duly elected or appointed. Each Director Nominee has expressed his or her intention to serve the entire term for which election is sought.

The Board recommends a vote “FOR” each of the Director Nominees. The persons named in the accompanying proxy card will vote “FOR” the election of the Director Nominees unless stockholders specify otherwise in their proxies. If any Director Nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated by the Board, the persons named as proxy holders on the accompanying proxy card intend to vote for such nominees. Management is not aware of the existence of any circumstance, which would render the Director Nominees named below unavailable for election.

Director Nominees

The following table and text set forth the name, age, position with the Company, and terms of service of each Director Nominee as of July 22, 2026:

Name	Age	Position	Director Since
Donald Fell(1)(2)(3)	80	Director	2026
Sonia Lo(1)(2)(3)	58	Director	2021
Gary Herman(1)(2)(3)	62	Director	2026
Surendra Ajjarapu	56	Director, Chairman of the Board	2026
Rahul Johri	59	Director	2026

____________

(1)      Member of the Corporate Governance and Nominating Committee.

(2)      Member of the Audit Committee.

(3)      Member of the Compensation Committee.

Information with respect to the securities beneficially owned by each of the Director Nominees can be found under the heading “Security Ownership of Certain Beneficial Owners and Management.” The following sets forth the biographical background information for each Director Nominee. In addition, the biographies of the Director Nominees include a brief description of the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a director. In addition to the specific experience, qualifications, attributes, and skills described below, all of the Director Nominees have the professional experience and personal character that make them highly qualified Director Nominees for the Company and collectively comprise an experienced board that works well together as a whole.

Sonia Lo was appointed as a director of the Company in October 2021. Ms. Lo brings over two decades of combined agriculture, technology, and business experience to Flash Sports & Media Holdings. From July 2022 to Present, Ms. Lo has been the CEO of Unfold Bio, Inc. a joint venture between Bayer Group and Temasek Holdings Limited, focused on developing the next generation of seeds for vertical farmers. From May 2020 to May 2021, Ms. Lo was CEO of Sensei Ag Holdings, Inc. During her tenure, she led the building of four farms across North America, ranging from low-tech aquaponics and high dome poly to high-tech glasshouse facilities. From April 2013 to April 2020, Ms. Lo was CEO of Crop One Holdings, Inc., a vertical farming company that owns FreshBoxFarms in Millis, MA. She is the first woman to serve as CEO of a major vertical farming company. Ms. Lo has a Bachelor’s degree in Political Science & Mathematics from Stanford University and an MBA from Harvard Business School. Ms. Lo brings valuable experience to the Board through her management and controlled environment agriculture experience. Her business understanding, education, and controlled environment agriculture background provide the Board with important insights regarding the Company’s operations, product offering and business development.

Donald Fell was appointed as a director of the Company in February 2026. Mr. Fell’s career has spanned over 40 years with a variety of academic and business organizations. He has served as an independent director of TRxADE HEALTH, INC. (2014 – 2024), Aesther Healthcare Acquisition Corp. (2021 – 2023), Oceantech Acquisition Corp. (2022 – 2023), Semper Paratus Acquisition Corp. (2023 – 2024), Kernel Group Holdings Corp. (2023 – 2024), and Powerup Acquisitions Corp. (2023 – 2024). He presently serves as independent director for Integrated Wellness Acquisition Corp. (since 2023), Scienture Holdings, Inc. (since 2024), Aspire Biopharma Holdings, Inc. (since 2025), Crown Reserve Acquisition Corp. (since 2025), and DataMeds AI, Inc. (since 2025), serving on audit, compensation, governance, and nominations committees for those companies. From 1992 to 2025, Mr. Fell served as Professor and Institute Director for the Foundation for Teaching Economics (Davis, California) and adjunct graduate professor of economics at the University of Colorado, Colorado Springs. He previously held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education, and Senior Fellow of the Public Policy Institute (1995 – 2012). Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and has completed all but dissertation (ABD) in economics from Illinois State University. Mr. Fell brings valuable experience to the Board through his academic and business organization experience. His business organization understanding, education, and academic background provides the Board with important insights regarding the Company’s operations, performance and business development.

Gary Herman was appointed as a director of the Company in July 2026. Mr. Herman is a seasoned investor with extensive investment and business experience. Since October 2024, he has served as Chief Executive Officer and Interim Chief Financial Officer of Advent Technologies Holdings, Inc. Since 2021 he has been the Chief Operating Officer of Galloway Capital Partners. From 2005 to 2020, Mr. Herman was affiliated with Arcadia Securities, LLC, a New York-based broker-dealer, and co-managed Strategic Turnaround Equity Partners, LP (Cayman) and its affiliated entities. From January 2011 to August 2013, he co-managed Abacoa Capital Master Fund, Ltd., a global macro-focused investment fund. Earlier in his career, Mr. Herman served as an investment banker with Burnham Securities, Inc. from 1997 to 2002. From 1993 to 1997, he was a Managing Partner of Kingshill Group, Inc., a merchant banking and financial firm with offices in New York and Tokyo. Mr. Herman holds a B.S. in Political Science from the University at Albany, Rockefeller College of Public Affairs & Policy, with minors in Business and Music. Mr. Herman has significant experience serving on the boards of both public and private companies. He also serves on the boards of Advent Technologies Holdings, Inc. (OTCQB: ADNH), SusGlobal Energy Corp. (OTCQB: SNRG) and DataMeds AI, Inc. (Nasdaq: MEDS). Mr. Herman brings valuable experience to the Board through his investment and board service experience. His investment background provides the Board with important insights regarding the Company’s operations, performance and business development.

Rahul Johri was appointed as a director of the Company in July 2026. He is one of the Top Media and Sports professionals with deep experience of almost 35 years across some of the most prominent organizations. Mr. Johri currently runs Citadel Advisory which is targeted primarily at the business aspects of media and sports: and operates out of India and the U.A.E. He is a Senior Advisor to The Boston Consulting Group, a Global Advisory Board Member of BraveCF Bahrain, and an Advisor to the Dubai Sports City. Mr. Johri served as the President-Business of Zee Entertainment Enterprises Ltd until March 2024, where he worked on the revenue maximization across verticals of Zee’s 60 plus TV channels and its digital asset Zee5. He also helped Zee’s reentry by launching the UAE based T20 Cricket league ILT20. From 2016 to 2020, Mr. Johri also served as the first Chief Executive Officer of the Board of Control for Cricket in India handling all the International and domestic cricket operations, the IPL and the National Cricket Academy. He was responsible for selling BCCI media rights for over USD 3 Bn and introduced the concept of E Auction to the cricket world. As a member of the ICC’s Chief Executive Committee, he was part of the working group to formulate the Future strategy of World Cricket. Prior to the BCCI, from 2001 to 2016, he served as the head of the Discovery Networks South & South East Asia, launched 11 channels and introduced regional Indian languages to international channels. Mr. Rahul is an MBA and has a BSc degree from Sherwood College, Nainital. Mr. Johri will bring valuable experience to the Board through his extensive sports and media business experience. His business operations understanding provides the Board with important insights regarding the Company’s operations, performance and business development.

Surendra Ajjarapu was appointed as a director of the Company in July 2026 and, upon appointment, was also expected to serve as Chairman of the Board. Mr. Ajjarapu is the founder, Chief Executive Officer, and Chairman of Carbonium Core, Inc., a domestic nuclear-grade graphite manufacturer, and the founder and Executive Chairman of DataMeds AI, Inc. (Nasdaq: MEDS), a healthcare technology and pharmaceutical distribution company. As an entrepreneur and corporate strategist with more than 25 years of leadership experience across the healthcare, biotechnology, renewable energy, and information technology sectors, Mr. Ajjarapu has a track record of capital formation, M&A execution, and building public companies. He holds an M.B.A. in International Finance from the University of South Florida, an M.S. in Environmental Science from South Dakota State University, and a B.Tech. in Civil Engineering from Jawaharlal Nehru Technological University, and completed the Private Equity and Venture Capital Program at Harvard Business School Executive Education. The Board believes Mr. Ajjarapu is qualified to serve as a director based on his experience founding and leading public companies, his capital-markets and M&A expertise, and his operational leadership across multiple industries.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee, or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee, or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees, or executive officers. To the Company’s knowledge, there have been no material legal proceedings as described in Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees, or executive officers. Excluding Proposal 1 (Election of Directors), members of the Board and executive officers of the Company do not have any substantial interest, direct or indirect, in any of the matters currently anticipated to be acted upon at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH DIRECTOR NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS

Changes in Directors and Executive Officers Subsequent to Year-End

The following changes in directors and executive officers occurred during the year ended December 31, 2025 and subsequent to year-end through the date of this Proxy Statement:

Effective February 17, 2026, Anita Britt resigned from the Board. At the time of her resignation, Ms. Britt served as Chair of the Audit Committee and as a member of both the Compensation and the Corporate Governance and Nominating Committees. Ms. Britt did not advise the Company of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. David Hsu was designated as Chair of the Audit Committee effective February 18, 2026, replacing Ms. Britt.

Effective February 18, 2026, Donald Fell was elected to the Board of Directors by unanimous written consent of the remaining Board members under Section 141(f) of the DGCL. Mr. Fell was appointed to serve as a member of the Audit Committee and the Corporate Governance and Nominating Committee and is an “independent” director as defined under applicable rules of Nasdaq and the SEC. As a director, Mr. Fell receives annual compensation of $45,000, plus $5,000 each for serving on the Audit Committee and the Corporate Governance and Nominating Committee, and restricted stock units having a value of $80,000 annually.

Following the completion of the Company’s merger with Flash Sports & Media, Inc. on February 17, 2026, the Company appointed Dick Akright and Eric Sherb to serve as Co-Chief Financial Officers. Mr. Sherb previously served as Chief Financial Officer of Flash Sports and Media, Inc. and of Crown Reserve Acquisition Corp. I. He is a CPA with 16 years of experience in accounting advisory, auditing, and mergers and acquisitions. Mr. Sherb began his career at PricewaterhouseCoopers in New York City across a variety of industries including hedge funds, manufacturing, and healthcare. Following his time at PricewaterhouseCoopers, Mr. Sherb served as Audit Manager at RBSM LLP and Senior Manager at CFGI. Since October 2018, Mr. Sherb has been a founder and owner of EMS Consulting Services, LLC. Mr. Sherb has extensive experience in financial reporting and governance within the capital markets, including IPOs, direct listings, SPAC and de-SPAC transactions, and has served as chief financial officer and provided financial consultancy services for several Nasdaq and OTC clients, most recently Scienture Holdings, Inc. (Nasdaq: SCNX). As Co-Chief Financial Officer, Mr. Sherb receives an annual salary of $150,000. On April 28, 2026, Mr. Akright resigned from his position as Co-Chief Executive Officer of the Company and Mr. Sherb continued serving as the Chief Executive Officer of the Company.

Effective as of April 28, 2026, Richard Akright advised the Company that he was resigning from his position as Co-Chief Financial Officer, with such resignation becoming effective on such date. Mr. Akright’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles, practices and disclosures. Following Mr. Akright’s resignation, Eric Sherb, who had been serving as Co-Chief Financial Officer, continued to serve as the Company’s Chief Financial Officer.

Effective as of July 12, 2026, Bradley Nattrass resigned from the Board and continued to serve as the Company’s Chief Executive Officer.

Effective as of July 12, 2026, David Hsu and James R. Lowe advised the Company that they were resigning from the Board, with such resignations becoming effective on such date. Their resignation were not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective of as July 14, 2026, Suren Ajjarapu, Rahul Johri and Gary Herman were appointed as members of the Board to fill the vacancies left by Mr. Natrass, Mr. Hsu and Mr. Lowe.

Board Committees and Meetings

The Board has established three standing committees, the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee, to assist it with the performance of its responsibilities. The Board designates the members of these committees and the committee chairs based on the recommendation of the Corporate Governance and Nominating Committee. The Board has adopted written charters for each of these committees, which can be found at the investor relations section of the Company’s website at https://flashsportsandmedia.com/investor. Copies are also available in print to any stockholder upon written request to Flash Sports & Media Holdings, Inc., 1140 Avenue of the Americas, Suite 1140, New York, New York 10036, Attention: Corporate Secretary. The chair of each committee develops the agenda for that committee and determines the frequency and length of committee meetings.

The Board held five meetings during 2025. Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. During 2025, each director attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such director then served. Every director then serving attended the 2025 Annual Meeting of Stockholders.

Audit Committee

Our Board has established an Audit Committee, which, in 2025, consisted of independent directors, Mr. Hsu (Chairperson), Ms. Lo, and Mr. Fell. Ms. Britt was Chairperson through February 2026, when she resigned from the Board. Mr. Lowe resigned from the Board in July 2026. The current members of the Compensation Committee include Gary Herman (Chairperson), Donald Fell and Sonaia Lo. The Audit Committee held six meetings during 2025. The full text of the Audit Committee’s charter is attached to this Proxy Statement as Appendix A. The Audit Committee’s primary duties are to:

•        Review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;

•        Review our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function, if applicable;

•        Oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee;

•        Oversee the Company’s cybersecurity plan, business continuity program, information protection management strategy and related risks to all of these areas;

•        Provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;

•        Review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;

•        Prepare the Audit Committee report for inclusion in our proxy statement for our annual stockholder meetings;

•        Establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters; and

•        Approve all audit and permissible non-audit services conducted by our independent registered public accounting firm.

The Board has determined that each of our Audit Committee members are independent of management and free of any relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment and are independent, as that term is defined under the enhanced independence standards for audit committee members in the Exchange Act and the rules promulgated thereunder.

The Board has determined that Mr. Hsu is an “audit committee financial expert,” as that term is defined in the rules promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Sarbanes-Oxley Act of 2012. The Board has further determined that each of the members of the Audit Committee shall be financially literate and that at least one member of the committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

Compensation Committee

Our Board has established a Compensation Committee, which, in 2025, consisted of independent directors (as defined under the general independence standards of the Nasdaq listing standards and our Corporate Governance Guidelines): Mr. Wilks (Chairperson, until his resignation on August 26, 2025), Mrs. Britt, and Mr. Hsu. Following Mr. Wilks’ resignation, the committee consisted of Mrs. Britt and Mr. Hsu. Mrs. Britt resigned from the Board in February 2026 and Mr. Hsu resigned from the Board in July 2026. The current members of the Compensation Committee include Donald Fell (Chairperson), Sonaia Lo and Gary Herman. Each member is a “non-employee director” (within the meaning of Rule 16b-3 of the Exchange Act). The Compensation Committee held two meetings during 2025. The full text of the Compensation Committee’s charter is attached to this Proxy Statement as Appendix B. The committee’s primary duties are to:

•        Approve corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;

•        Determine and approve executive officer compensation, including base salary and incentive awards;

•        Make recommendations to the Board regarding compensation plans; and

•        Administer our stock plan.

Our Compensation Committee determines and approves all elements of executive officer compensation. It also provides recommendations to the Board with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, other than to a subcommittee. Mr. Nattrass, as the former Chairperson of the Board, was the only executive officer who participated in recommending the amount or form of executive and director compensation.

Corporate Governance and Nominating Committee

Our Board has established a Corporate Governance and Nominating Committee, which, in 2025, consisted of independent directors, Mr. Lowe (Chairperson), Mr. Wilks (until his resignation on August 26, 2025) and Mrs. Britt. Following Mr. Wilks’ resignation, the Corporate Governance and Nominating Committee consisted of Mr. Lowe and Mrs. Britt. Mrs. Britt resigned from the Board in February 2026 and Mr. Lowe resigned from the Board in July 2026. The current members of the Compensation Committee include Donald Fell, Sonaia Lo (Chairperson) and Gary Herman. The Corporate Governance and Nominating Committee held two meetings during 2025. The full text of the Corporate Governance and Nominating Committee’s charter is attached to this Proxy Statement as Appendix C. The committee’s primary duties are to:

•        Recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;

•        Review the size and composition of our Board and committees;

•        Oversee the evaluation of the Board;

•        Recommend actions to increase the Board’s effectiveness; and

•        Develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

Environment, Social and Governance Committee

Our Board had established an ESG Committee, which, prior to its dissolution, consisted of three independent directors, Mr. Hsu (Chairperson), Mr. Lowe and Ms. Lo. The ESG Committee held four meetings during 2025 prior to its dissolution. The Board dissolved the ESG Committee on November 21, 2025. The ESG Committee’s primary duties were to:

•        Identify, review and determine the effectiveness of the Company’s ESG metrics and goals;

•        Review emerging risks and opportunities regarding ESG issues and matters relative to the Company;

•        Recommend to the Board ESG plans and strategies; and

•        Review stockholder proposals relating to ESG issues and recommend responses to the Board.

Corporate Governance

Composition of our Board

Our business and affairs are managed under the direction of our Board. The number of directors will be fixed from time to time by our Board, subject to the terms of our certificate of incorporation and bylaws, which will include a requirement that the number of directors be fixed exclusively by a resolution adopted by directors constituting a majority of the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships. Our Board currently consists of five directors.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience, identifying those nominees that would provide a diverse background and experience, as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Corporate Governance Profile

We intend to structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure will include the following:

•        Our Board will not be classified, with each of our directors subject to re-election annually;

•        We expect that a majority of our directors will satisfy the Nasdaq listing standards for independence;

•        Generally, all matters to be voted on by stockholders will be approved by a majority (or, in the case of election of directors, by a plurality) of the votes cast by all stockholders present in person or represented by proxy, voting together as a single class, if a quorum is present;

•        We intend to comply with the requirements of the Nasdaq marketplace rules, including having committees comprised solely of independent directors; and

•        We do not have a stockholder rights plan.

Our directors will stay informed about our business by attending meetings of our Board and its committees and through supplemental reports and communications. Our independent directors will meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

The Corporate Governance and Nominating Committee does not have a policy with regard to consideration of director candidates recommended by stockholders. The Company does not believe that it is necessary for the Corporate Governance and Nominating Committee to have such a policy because to date, the Company has not received any recommendations from stockholders requesting that the Corporate Governance and Nominating Committee consider a candidate for inclusion among the slate of nominees in the Company’s proxy statement and the directors are elected by a majority of the votes cast in person or by proxy at a meeting at which a quorum is present. The Corporate Governance and Nominating Committee will consider all proposed nominees for the Board, including those put forward by stockholders. Stockholders nominations should be addressed to the Corporate Secretary at Flash Sports & Media Holdings, Inc., 1140 Avenue of the Americas, Suite 1140, New York, New York 10036, who will provide it to the Corporate Governance and Nominating Committee.

Each notice of a stockholder proposal for a director nominee must set forth:

•        The name and address of such stockholder, as they appear on our books, and of such beneficial owner;

•        The number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner; and

•        As to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the required notice procedures may nominate a person for election to the Company’s Board. Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. These requirements are in addition to the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

Role of the Board in Risk Oversight

The Board actively manages the Company’s risk oversight process and receives periodic reports from management on areas of material risk to the Company, including operational, financial, legal, and regulatory risks. The Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board with its oversight of the Company’s major financial risk exposures. The Compensation Committee assists the Board with its oversight of risks arising from the Company’s compensation policies and programs. The Corporate Governance and Nominating Committee assists the Board with its oversight of risks associated with Board organization, Board independence, and corporate governance. The Audit Committee assists the Board with oversight of cybersecurity risks and data privacy, which includes Mr. Hsu’s, chair of the Audit Committee, experience in such matters. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed about the risks.

Director Independence

The Nasdaq marketplace rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominations committees be independent, or, if a listed company has no nominations committee, that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the board’s independent directors. The Nasdaq marketplace rules further require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act.

Our Board has reviewed the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board has affirmatively determined that each of Messrs. Lowe, Hsu and Fell and Ms. Lo qualify as an independent director, as defined under the applicable corporate governance standards of Nasdaq. Please see “Certain Relationships and Related Transactions” in this Proxy Statement for a transaction that the Board considered for determining Mr. Lowe’s and Ms. Lo’s independence.

Board Leadership

Effective July 12, 2026, Mr. Nattrass stepped down as Chairperson of the Board, and effective July 14, 2026, the Board appointed Mr. Ajjarapu as Chairperson of the Board. Mr. Nattrass continues to serve as the Chief Executive Officer. Accordingly, the positions of Chairperson of the Board and Chief Executive Officer are held by different individuals. The Board believes that separating the roles of Chairperson and Chief Executive Officer is appropriate for the Company at this time. The Chief Executive Officer is responsible for the Company’s day-to-day operations and execution of its business strategy, while the Chairperson provides leadership to the Board and facilitates the Board’s oversight of management and corporate governance matters. The Board believes that this leadership structure promotes effective oversight, accountability and informed decision-making. The Board periodically reviews its leadership structure to ensure that it continues to serve the best interests of the Company and its stockholders.

An independent director is elected to serve as the Board’s lead independent director. Responsibilities of the lead independent director include, among others, presiding at meetings of the Board at which the Chairman is not present, serving as a liaison between the Chairman and the independent directors, previewing the information to be provided to the Board, approving meeting agendas for the Board, organizing and leading the Board’s evaluation of the Chief Executive Officer and leading the Board’s annual self-assessment. To help ensure the independence of the Board, the independent directors of the Board generally meet without members of management at various times during the year.

Communication with the Board

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to the following address: c/o Corporate Secretary, Flash Sports & Media Holdings, Inc., 1140 Avenue of the Americas, Suite 1140, New York, New York 10036. Our Audit Committee has also adopted a whistle-blower policy to allow employees, stockholders and other interested persons to communicate directly with our Audit Committee, including reporting complaints relating to accounting, internal accounting controls, or auditing matters. Communications should be addressed to Chairperson of the Audit Committee, at Flash Sports & Media Holdings, Inc., 1140 Avenue of the Americas, Suite 1140, New York, New York 10036.

COMPENSATION OF DIRECTORS

Elements of Director Compensation

Beginning in January 2020, non-employee directors were granted restricted shares of common stock as an annual retainer and for serving as a member of a standing committee. Beginning in May 2021, non-employee directors were granted restricted shares of common stock and cash compensation as an annual retainer and for serving as a member of a standing committee. The following table below summarizes the 2025 Director Compensation:

Member				Chairperson (additional, all cash)
Position	Cash	RSU Value	Total
Board of Director	$45,000	$80,000	$125,000	$—
Independent Lead Director	$10,000	$—	$10,000	NA
Audit Committee	$5,000	$—	$5,000	$10,000
Compensation Committee	$5,000	$—	$5,000	$5,000
Nominating & Governance Committee	$5,000	$—	$5,000	$5,000
Special Committee	$7,500	$—	$7,500	$7,500

The price per share and corresponding number of shares of common stock that equate to the RSU Value of $80,000 is determined each year by the Compensation Committee for the entire company’s stock grants.

Each director will be required to attend a minimum of 75% of all Board meetings per year in person or telephonically. Directors are reimbursed for travel and other expenses directly associated with Company business. Directors that are also employees of the Company do not receive any additional compensation for their role as a director at this time.

Fiscal Year 2025 Director Compensation Table

The following table provides information regarding director compensation during 2025. The compensation of Mr. Nattrass is reported in the Fiscal Year 2025 and 2024 Summary Compensation Table.

Name	Fees Earned or Paid in Cash or Stock ($)(1)	Stock Awards ($)(2)(3)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)	Total ($)
Anita Britt	70,000	21,440	—	—	—	91,440
David Hsu	65,000	21,440	—	—	—	86,440
James R. Lowe	60,000	21,440	—	—	—	86,440
Lewis O. Wilks	70,000	21,440	—	—	—	91,440
Sonia Lo	55,000	21,440	—	—	—	76,440

____________

(1)      These fees are paid quarterly to the directors. Messrs. Lowe and Wilks and Ms. Lo were granted the option to take shares instead of cash for a portion of these fees. The price per share used to calculate the number of shares each received was the volume weighted average price per share for the 30 days prior to the day the fees were to be paid.

(2)      Amounts represent the aggregate fair value of stock grants based on the closing stock price on the date of the grant.

(3)      The chart below shows the aggregate number of outstanding stock options and restricted stock units held by each non-employee director as of December 31, 2023.

Director	Stock Options	Restricted Stock Units
Anita Britt	—	2,157
David Hsu	—	2,153
James Lowe	933	17,555
Lewis Wilks	866	4,042
Sonia Lo	—	2,234

COMPENSATION OF EXECUTIVE OFFICERS

We are a “smaller reporting company” under applicable SEC rules and are providing disclosure regarding our executive compensation arrangements pursuant to the rules applicable to smaller reporting companies, which means that we are not required to provide a compensation discussion and analysis and certain other disclosures regarding our executive compensation. The following discussion relates to the compensation of our named executive officers for 2025, consisting of Bradley J. Nattrass, our Chairperson and Chief Executive Officer, and our two other most highly compensated executive officers as of December 31, 2025, Richard A. Akright, our former Chief Financial Officer, and Jason T. Archer, our Chief Operating Officer.

We have a Compensation Committee comprised of independent directors. Under its charter, our Compensation Committee determines and approves all elements of executive officer compensation. The Compensation Committee’s primary objectives in determining executive officer compensation are (i) developing an overall compensation package that is at market levels and thus fosters executive officer retention and (ii) aligning the interests of our executive officers with our stockholders by linking a significant portion of the compensation package to performance.

Fiscal Year 2025 and 2024 Summary Compensation Table

The following Fiscal Year 2025 and 2024 Summary Compensation Table contains information regarding compensation for 2025 and 2024 that the Company paid to Mr. Nattrass and its two other most highly compensated executive officers as of December 31, 2025.

Name and Principal Position	Age	Year	Salary ($)(1)	Retention Incentive/ Bonus ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Bradley J. Nattrass(5)	53	2025	416,067	—	—	25,281	441,348
Chairperson of the Board and Chief Executive Officer		2024	450,000	76,800	159,300	25,281	711,381

Jason T. Archer(6)	50	2025	217,500	—	—	21,345	238,845
Chief Operating Officer		2024	315,000	20,166	92,281	25,281	453,372

Richard A. Akright(7)	66	2025	150,118	—	—	2,976	153,094
Chief Financial Officer		2024	288,462	35,000	—	17,605	341,067

____________

(1)      Amounts represent cash salaries paid in each year. On September 1, 2025, Mr. Nattrass voluntarily reduced his annual salary from $450,000 to $350,000. Beginning on September 11, 2025, Mr. Nattrass’s salary started being accrued, but not paid.

(2)      Amounts reflect actual cash payments made during the fiscal year and represent payments under a Retention Incentive Plan that was put in place in 2023.

(3)      Amounts represent the aggregate fair value of stock grants based on the closing stock price on the date of the grant.

(4)      Represents amounts paid to Mr. Nattrass, Mr. Archer, and Mr. Akright for health insurance premiums paid on their behalf.

(5)      Mr. Nattrass received a stock grant of 106,804 shares on January 1, 2023. Mr. Nattrass received a stock grant of 91,600 shares on January 1, 2022. Mr. Nattrass resigned from the Board on July 14, 2026.

(6)      Mr. Archer received a stock grant of 78,750 shares (3,150 shares on a post — 1-for-25 reverse stock split basis) in June of 2024. Mr. Archer resigned on February 14, 2025. The Company and Mr. Archer entered into a severance agreement that was to pay Mr. Archer for six months of severance..

(7)      Mr. Akright resigned on February 18, 2025. The Company and Mr. Akright entered into a consulting and transition agreement that was to pay Mr. Akright for five months of severance and $185 per hour for ongoing consulting services, with a term ending December 31, 2025.

Item 402(v) Pay Versus Performance

In accordance with Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for the principal executive officer (“PEO”), and non-PEO named executive officers (“Non-PEO NEOs”) and our performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

The amounts set forth below under the headings “Compensation Actually Paid to PEO” for our PEO and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules, and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals for the fiscal years listed below.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (Loss) (in thousands)
2025	$441,348	$371,148	$195,970	$166,675	$20.00	$(22,099)
2024	$711,381	$677,631	$397,220	$387,376	$66.43	$(36,496)

____________

(1)      We are a smaller reporting company pursuant to Rule 402(v)(8) of the Securities Act of 1933, and as such, we are only required to include information for the past two fiscal years in this table.

(2)      Our PEO reflected in these columns and for each of the applicable fiscal years is Mr. Nattrass.

(3)      In calculating the CAP amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718.

(4)      Our Non-PEO NEOs reflected in these columns are Richard A. Akright and Jason T. Archer.

(5)      The Total Shareholder Return (“TSR”) reflected in this column for each applicable fiscal year is calculated based on a fixed investment of $100 through the end of the applicable fiscal year on the same cumulative basis as is used in Item 201(e) of Regulation S-K.

(6)      The amounts reflected in this column represent the net income (loss) reflected in our audited financial statements for each applicable fiscal year.

(7)      For fiscal years 2025 and 2024, calculation of our PEO’s CAP reflects the adjustments made to the total compensation amounts reported in the Summary Compensation Table (“SCT”) for fiscal years 2025 and 2024, in each case, computed in accordance with Item 402(v) of Regulation S-K reflected below:

Fiscal Year		2025	2024
PEO SCT Total		$441,348	$711,381
-	Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$—	$159,300
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$—	$125,550
+	Year-Over-Year Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(70,200)	$—
+	Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	$—	$—
+	Year-Over-Year Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$—	$—
-	Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—
	Compensation Actually Paid to PEO	$371,148	$677,631

(8)      For fiscal years 2025 and 2024, calculation of the average CAP for Non-PEO NEOs reflects the following adjustments made to the total compensation amounts reported for the applicable Non-PEO NEOs in the SCT for fiscal years 2025 and 2024, computed in accordance with Item 402(v) of Regulation S-K:

Fiscal Year		2025	2024
Non-PEO NEO Average SCT Total		$195,970	$397,220
-	Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$—	$46,463
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$—	$36,619
+	Year-Over-Year Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$—	$—
+	Year-Over-Year Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$—	$—
-	Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	$29,295	$—
	Compensation Actually Paid to Non-PEO NEOs	$166,675	$387,376

Pay versus Performance Comparative Disclosure

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between the information presented in the table above.

Compensation Actually Paid and Company TSR

The following graph sets forth the relationship between CAP for our PEO, the average of CAP for our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

CAP versus Company TSR
Compensation Actually Paid ($)
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Value of $100 invested 12/31/2023
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
2024
2025
Fiscal Year
CAP to PEO
Average CAP to Non-PEO NEOs
Cumulative TSR

Compensation Actually Paid and Net Income (Loss)

The following graph sets forth the relationship between CAP for our PEOs, the average of CAP for our Non-PEO NEOs, and the Company’s net income (loss) over the two most recently completed fiscal years.

CAP versus Net Income (Loss)
Compensation Actually Paid ($)
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Net Income (Loss) ($000)
$0
($5,000)
($10,000)
($15,000)
($20,000)
($25,000)
($30,000)
($35,000)
($40,000)
2024
2025
Fiscal Year
CAP to PEO
Average CAP to Non-PEO NEOs
Net Income (Loss) ($000)

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Employee Agreements

The following discussion relates to compensation arrangements on behalf of, and compensation paid by us to, Messrs. Nattrass, Archer and Akright.

Bradley J. Nattrass.    We previously entered into an employment agreement with Mr. Nattrass (the “Nattrass Agreement”), pursuant to which he served as our Chief Executive Officer. While the stated term of the Nattrass Agreement expired on May 31, 2023, Mr. Nattrass has continued to serve as Chief Executive Officer thereafter. The Company and Mr. Nattrass are currently discussing the terms of his continued service and potential arrangements.

Mr. Nattrass currently receives an annual base salary of $350,000 and continues to participate in our employee benefit programs in effect from time to time. He is also eligible to receive stock options, restricted stock, stock units or other equity awards from time to time at the discretion of the Board in accordance with our 2021 Incentive Stock Option Plan or any other equity plans that we may adopt.

As of the date of this filing, the parties have not entered into a new written employment agreement, and there can be no assurance that they will do so or as to the terms of any such agreement.

Jason T. Archer.    We were a party to an employment agreement with Mr. Archer (the “Archer Agreement”), whereby he served as our Chief Operating Officer. Pursuant to the Archer Agreement, he received compensation pursuant to our standard programs in effect from time to time, and is eligible to receive stock options, restricted stock, stock units or other equity awards from time to time at the sole discretion of the Board in accordance with our 2021 Incentive Stock Option Plan or other equity plans that we may adopt. He was also entitled to participate in our group benefit plans.

Under certain circumstances, the Archer Agreement also provided for severance benefits following a termination without “cause” or related to a “change of control” (as such terms are defined in the Archer Agreement). In the event of a termination without “cause,” Mr. Archer was entitled to severance payments equal to six months of regular base salary and a lump sum payment for six months of COBRA premiums. In the event of termination in connection with a “change in control,” Mr. Archer was entitled to a lump sum payment equal to his annual salary and his target annual incentive pay, and a lump sum payment for 12 months of COBRA premiums. All other additional benefits and stock incentive rights (if any) would cease and expire upon termination of employment, unless otherwise provided in the Archer Agreement or by the separate written terms of such benefits or incentives. The Archer Agreement included confidentiality and non-compete provisions.

Mr. Archer resigned on February 14, 2025. In connection with his resignation, the Company entered into a severance agreement with Mr. Archer that was to pay him six months of severance.

Richard A. Akright.    We were a party to an employment agreement with Mr. Akright (the “Akright Agreement”), whereby he served as our Chief Financial Officer. Pursuant to the Akright Agreement, he received compensation pursuant to our standard programs in effect from time to time, and was eligible to receive stock options, restricted stock, stock units or other equity awards from time to time at the sole discretion of the Board in accordance with our 2021 Incentive Stock Option Plan or other equity plans that we may adopt. He was also entitled to participate in our group benefit plans.

Under certain circumstances, the Akright Agreement also provided for severance benefits following a termination without “cause” or related to a “change of control” (as such terms are defined in the Akright Agreement). In the event of a termination without “cause,” Mr. Akright was entitled to severance payments equal to six months of regular base salary and a lump sum payment for six months of COBRA premiums. In the event of termination in connection with a “change in control,” Mr. Akright was entitled to a lump sum payment equal to his annual salary and his target annual incentive pay, and a lump sum payment for 12 months of COBRA premiums. All other additional benefits and stock incentive rights (if any) would cease and expire upon termination of employment, unless otherwise provided in the Akright Agreement or by the separate written terms of such benefits or incentives. The Akright Agreement included confidentiality and non-compete provisions.

Mr. Akright resigned on February 18, 2025. In connection with his resignation, the Company entered into a consulting and transition agreement that was to pay him five months of severance and $185 per hour for ongoing consulting services where he would continue to serve as the Company’s principal financial and accounting officer. The agreement had an initial term of three months and was extended on a month-to-month basis until it terminated on December 31, 2025. On January 1, 2026, a new consulting agreement was entered into, where he served as the Company’s principal financial and accounting officer, on a month-to-month term for $280 per hour, until April 28, 2026.

Equity Incentive Awards

In June 2024, Mr. Nattrass received a restricted common stock grant of 135,000 shares (5,400 shares on a post — 1-for-25 reverse stock split basis). Of this grant, 27,000 shares (1,080 shares on a post — 1-for-25 reverse stock split basis) vest on each of January 1, 2025 and January 1, 2026 and 81,000 shares (3,240 shares on a post — 1-for-25 reverse stock split basis) vest on January 1, 2027.

In December 2025, Mr. Nattrass received a restricted common stock grant of 650,000 shares (representing 27,000 shares post the 1:25 reverse split) that were to vest upon the successful closing of the merger with Flash Sports & Media, Inc.

In June 2024, Mr. Archer received a restricted common stock grant of 78,750 shares (3,150 shares on a post — 1-for-25 reverse stock split basis). Of this grant, 15,750 shares (630 shares on a post — 1-for-25 reverse stock split basis) vest on each of January 1, 2025 and January 1, 2026 and 47,250 shares (1,890 shares on a post — 1-for-25 reverse stock split basis) vest on January 1, 2027. Mr. Archer resigned on February 14, 2025.

In December 2025, Mr. Akright received a restricted common stock grant of 250,000 shares (representing 10,000 shares post the 1:25 reverse split) that were to vest upon the successful closing of the merger with Flash Sports & Media, Inc.

Retirement Benefits

We provide all qualifying employees with the opportunity to participate in our tax-qualified 401(k) plan. The plan allows employees to defer receipt of earned salary, up to tax law limits, on a pre-tax basis. Accounts may be invested in a wide range of mutual funds. The Company matches 100% up to 4%.

Fiscal Year 2025 Outstanding Equity Awards at Fiscal Year-End Table

The following table lists all of the outstanding stock awards held on December 31, 2025 by each of the Company’s named executive officers:

Stock Awards
Name	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Bradley J. Nattrass	4,320	$30,240	—	—
Jason T. Archer	—	$—	—	—
Richard A. Akright	—	$—	—	—

The following table lists all of the outstanding option awards held on December 31, 2025 by each of the Company’s named executive officers:

Option Awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date
Bradley J. Nattrass	—	—	—	$—	—
Jason T. Archer	—	—	—	$—	—
Richard A. Akright	33	—	—	$180	March 2029

Anti-Hedging Policy

Under our insider trading policy, our directors, officers and employees may not at any time buy or sell options, puts or calls on company securities, security futures, or other derivative securities that reference company securities and may not enter into hedging, monetization transactions or similar transactions with respect to Company securities. In addition, our directors and executive officers are prohibited from engaging in short sales of our stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and any persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. SEC regulations require executive officers, directors, and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file. Based solely on the Company’s review of the copies of such forms furnished or available to the Company, the Company believes that its directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements for the year ended December 31, 2025, except for certain Form 4s relating to annual vesting of stock grants and tax withholdings related to those vested stock grants. The Company intends to file these delinquent reports on or before the annual shareholder meeting.

Certain Relationships and Related Transactions

Following is a description of transactions since January 1, 2023, including currently proposed transactions to which we have been or are to be a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or beneficial holders of more than 5.0% of our capital stock, or their immediate family members or entities affiliated with them, had or will have a direct or indirect material interest. We believe the terms and conditions set forth in such agreements are reasonable and customary for transactions of this type.

A director of the Company, James Lowe, is an owner of Cloud 9 Support, LLC (“Cloud 9”) and Potco LLC (“Potco”). Cloud 9 purchases materials from the Company for use with its customers and Potco purchases equipment from the Company for use in its cultivation facility. Another director of the Company, Sonia Lo, is working on a vertical farming innovation model with a group of CEA experts (“the CEA Consortium”). The CEA Consortium contracts services from the Company related to their business model. The table below presents the revenues for these related party entities for the twelve months ended December 31, 2025 and 2024:

	Twelve Months Ended December 31,
	2023	2022
Revenues – Cloud 9	$—	$—
Revenues – Potco	—	$120,571
Revenues – CEA Consortium	$—	$—
Total revenues from related party transactions	$—	$120,571

Equity Incentive Plans

As of December 31, 2024, our equity compensation plans consisted of the Company’s 2021 Equity Incentive Plan, which was adopted by the Board and approved by the stockholders in May 2021, the 2019 Equity Incentive Plan, which was adopted by the Board in March 2019 and approved by our stockholders in May 2019, and the Company’s 2018 Equity Incentive Plan, which was adopted by the Board in January 2018 and was not approved by our stockholders. The following table summarizes information about our equity compensation plans. All outstanding awards relate to our common stock.

Plan Category	Number of securities to be issued upon vesting of grants and exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plan approved by stockholders	1,045,802	$6.77	1,150,041
Equity compensation plan not approved by stockholders	210,750	$6.35	181,510
Total	1,256,552	$7.34	1,331,551

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 2)

The Board has appointed Suri & Co., Chartered Accountants (“Suri”) as our independent registered public accounting firm for the year ending December 31, 2026. Our previous auditor, Sadler, Gibb and Associates, LLC, was dismissed on March 3, 2026. A representative of Suri is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he, she or they so desires and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Suri to the stockholders for ratification. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 2 TO RATIFY THE APPOINTMENT OF SURI & CO., CHARTERED ACCOUNTANTS, TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

Fees Paid to Sadler, Gibb and Associates, LLC

The following table shows the aggregate fees for professional services provided to the Company by Sadler, Gibb and Associates, LLC for 2025 and 2024:

	2025	2024
Audit Fees	$90,000	$297,500
Audit-Related Fees	—	75,000
Tax Fees	—	—
All Other Fees	—	—
Total	$90,000	$372,500

Audit Fees.    This category includes the audit of the Company’s annual consolidated financial statements, reviews of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided by its independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of the Company’s interim financial statements.

Audit-Related Fees.    This category consists of assurance and related services by its independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include audit-related work regarding acquisitions, divestitures, the incurrence of additional indebtedness, and debt covenant compliance.

Tax Fees.    This category consists of professional services rendered by the Company’s independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and statutory tax audit services and tax compliance services.

All Other Fees.    This category consists of fees for other miscellaneous items.

Our Audit Committee is responsible for approving all audit, audit-related, tax and other fees. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the Audit Committee Chairperson for pre-approval prior to engaging the independent auditor for such services. Such interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification. All of the audit, audit-related fees, tax fees, and other fees paid to Sadler, Gibb and Associates, LLC with respect to 2025 and 2024 were pre-approved by the Audit Committee.

Report of the Audit Committee

In accordance with our Audit Committee Charter, our Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes. In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2025, with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with the independent registered public accounting firm, which is responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, the firm’s judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee by the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

In addition, our Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, discussed with our independent registered public accounting firm the firm’s independence from both management and our Company, and considered the compatibility of our independent registered public accounting firm’s provision of non-audit services to our company with its independence.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibility of our Audit Committee referred to below, our Audit Committee recommended to our Board that (and our Board has approved) the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Committee members rely on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, our Audit Committee serves an oversight role and does not in itself determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with United States generally accepted accounting principles, or that Sadler, Gibb and Associates, LLC is in fact “independent.”

AUDIT COMMITTEE

Gary Herman

Donald Fell

Sonia Lo

NON-BINDING ADVISORY VOTE ON THE COMPENSATION
OF NAMED EXECUTIVE OFFICERS

(Proposal 3)

In accordance with Section 14A of the Exchange Act, the board of directors is asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The text of the resolution is as follows:

RESOLVED, that the stockholders of Flash Sports & Media Holdings, Inc. approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Compensation of Executive Officers” section of the Company’s proxy statement.

We have designed our compensation and benefits program and philosophy to attract, retain and incentivize talented, qualified and committed executive officers that share our philosophy and desire to work toward our goals. We believe that our executive compensation program aligns individual compensation with the short-term and long-term performance of the Company.

The vote regarding the compensation of our named executive officers described in this Proposal 3, referred to as a “say-on-pay vote,” is advisory, and is, therefore, not binding on the Company or the Board. Although non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

Required Vote

The approval of a majority of the votes cast at the Annual Meeting is required for the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 3 (THE NON-BINDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS).

APPROVAL OF THE AMENDED AND RESTATED EQUITY INCENTIVE PLAN

(Proposal 4)

On August 7, 2026, our Board approved the Company’s Amended and Restated 2021 Omnibus Stock Incentive Plan, subject to stockholder approval (the “Equity Incentive Plan” and as amended and restated the “Amended and Restated Equity Incentive Plan”). We are seeking stockholder approval to amend and restate the Equity Incentive Plan so that (i) the maximum number of shares that will be made available for sale thereunder will increase by 3,000,000 shares and (ii) an annual evergreen provision of 5% will be added.

Prior to Amended and Restated Equity Incentive Plan, the Equity Incentive Plan had a maximum number of shares available for sale of 8,500,000 shares of Common Stock. As of June 30, 2026, 276,020 shares of Common Stock remained available for future issuance under the Equity Incentive Plan. We estimate that, with an increase of 3,000,000 shares, we will have a sufficient number of shares of Common Stock to cover issuances under the Amended and Restated Equity Incentive Plan through the end of 2026 and the evergreen provision of 5% will provide a sufficient number of shares on an annual basis thereafter. Consequently, our Board has, subject to stockholder approval, increased the aggregate number of shares that may be sold under the Equity Incentive Plan by 3,000,000 shares of Common Stock and approved the annual evergreen provision of 5% in the Equity Incentive Plan.

As of June 30, 2026, there were 18,289 stock options which remained unexercised under the Company’s equity incentive plans, with a weighted-average exercise price of $169.25 and a weighted-average remaining term of 6.35 years. In addition, as of June 30, 2026, there were 29,614 unvested full value awards with time-based vesting and no unvested full value awards with performance-based vesting outstanding under the Equity Incentive Plan.

The following summary of certain major features of the Amended and Restated Equity Incentive Plan is subject to the specific provisions contained in the full text of the Amended and Restated Equity Incentive Plan set forth in Appendix D to this proxy statement.

Our Board believes it is in the best interest of the Company and our stockholders that the Amended and Restated Equity Incentive Plan be approved. Stockholders are requested in this proposal to approve the Amended and Restated Equity Incentive Plan.

The Amended and Restated Equity Incentive Plan will allow us to continue to provide our employees with the opportunity to acquire an ownership interest in the Company through the Equity Incentive Plan, encouraging them to remain in our employ and more closely aligning their interests with those of our stockholders. The Company does not currently offer a cash bonus program to its full-time employee base. As a result, we believe that offering ownership interests in the Company through the Equity Incentive Plan is a key factor in retaining existing employees, recruiting, and retaining new employees and aligning and increasing the interest of all employees in our success.

Summary of Amended and Restated Equity Incentive Plan

The Amended and Restated Equity Incentive Plan allows us to make equity and equity-based incentive awards to certain officers, employees, directors, and consultants. The purpose of the Amended and Restated Equity Incentive Plan is to provide a means through which we may attract, retain, and motivate qualified persons such as employees, directors, and consultants, thereby enhancing our growth prospects and long-term profitability. In addition, the Amended and Restated Equity Incentive Plan is intended to provide a means through which persons upon whom the responsibilities of the successful administration and management of the Company and its affiliates rest, and whose present and potential contributions to the Company and its affiliates are of importance, can acquire and maintain stock ownership or awards the value of which is tied to our performance, thereby strengthening their concern for the Company and its affiliates.

The Amended and Restated Equity Incentive Plan will reserve an aggregate of 11,500,000 shares of Common Stock for the issuance of Awards under the Equity Incentive Plan (the “Share Limit”). Any shares of Common Stock subject to an Award that is canceled, forfeited, or expires prior to exercise or realization will again become available for issuance under the Equity Incentive Plan. The Share Limit shall be cumulatively increased on January 1, 2027, and on each January 1 thereafter, by (i) five percent (5%) of the number of shares of Common Stock issued and outstanding on a pro forma basis on the immediately preceding December 31, including all shares of Common Stock underlying any then-outstanding stock options, stock appreciation rights, restricted stock units, and unvested restricted stock awards, or (ii) such lesser number of shares as determined by our Board. The Share Limit is subject to adjustment in the event of a subdivision, consolidation, reorganization, recapitalization, reclassification, stock split, stock dividend, reverse stock split, or other similar change in the Company’s capitalization. The maximum aggregate number of shares of Common Stock that may be issued upon exercise of incentive stock options under the Amended and Restated Equity Incentive Plan shall not exceed the Share Limit. Based upon the closing price of $1.32 per share of Common Stock on August 12, 2026, the maximum aggregate market value of the remaining Common Stock that could potentially be issued under the Amended and Restated Equity Incentive Plan, including the 3,000,000 additional shares, is $4,324,347.

The Amended and Restated Equity Incentive Plan will be administered by the Board or a Committee designated by the Board (the “Committee”), which Committee, if applicable, will be constituted in a manner satisfying applicable law and Rule 16b-3 under the Exchange Act. The Committee, which initially will be the Compensation Committee, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended and Restated Equity Incentive Plan. The Committee need not take the same action or actions with respect to all awards or portions thereof or with respect to all participants. The Committee may take different actions with respect to the vested and unvested portions of an award. Persons eligible to participate in the Amended and Restated Equity Incentive Plan will be officers, employees, non-employee directors, and consultants as selected from time to time by the Committee in its discretion, subject to the terms of the Amended and Restated Equity Incentive Plan and applicable law. As of June 30, 2026, approximately nine (9) individuals were eligible to participate in the Equity Incentive Plan, which includes two (2) executive officers, approximately two (2) employees who are not executive officers, and five (5) non-employee directors.

The Amended and Restated Equity Incentive Plan permits the granting of options to purchase Common Stock that are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and nonstatutory options that do not so qualify. Options granted under the Amended and Restated Equity Incentive Plan will be non-qualified options to the extent such fail to qualify as incentive stock options or exceed the annual limit on incentive stock options under Section 422 of the Code. Incentive stock options may only be granted to employees of the Company and certain of its affiliates that are corporations. Nonstatutory options may be granted to any persons generally eligible to receive awards under the Amended and Restated Equity Incentive Plan. The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant or, in the case of an incentive stock option granted to a ten percent stockholder, 110% of the fair market value of the Common Stock on the date of grant. The term of each option will be fixed by the Committee and may not exceed ten years from the date of grant, or, in the case of an incentive stock option granted to a ten percent stockholder, five years from the date of grant. The Committee will determine at what time or times each option may be exercised, including in connection with a termination of employment or other service relationship, upon the occurrence of certain events or the achievement of applicable performance goals. Upon exercise of options, the Committee will determine the methods by which the applicable exercise price may be paid, including cash, Common Stock (including previously owned shares or through a cashless exercise, i.e., “net settlement”, a broker-assisted exercise, or other reduction of the amount of shares otherwise issuable pursuant to the option), other awards, other property, or any other legal consideration the Committee deems appropriate.

The Committee may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Common Stock, cash, or other consideration, equal to the value of the appreciation of Common Stock on the grant date over the exercise price. The exercise price may not be less than 100% of the fair market value of Common Stock on the date of grant. The term of each stock appreciation right will be fixed by the Committee and may not exceed ten years from the date of grant. The Committee will determine at what time or times each stock appreciation right may be exercised.

The Committee may award restricted shares of Common Stock and restricted stock units to participants subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified vesting period. Except as otherwise provided in the applicable award agreement, a grantee will not have any rights of a stockholder with respect to restricted shares of Common Stock, including the right to vote or receive dividends and other distributions, and no cash dividends or dividend equivalents will accrue or be paid with respect to any unvested restricted shares, unless and until such shares vest. Restricted stock units are notional shares that entitle the participant to receive at the end of a specified period (which may or may not be coterminous to the vesting period applicable to the award) shares of Common Stock or cash equal to the then fair market value of shares of Common Stock, or any combination of such shares and cash, as determined by the Committee. The Committee may also grant shares of Common Stock that are free from any restrictions under the Amended and Restated Equity Incentive Plan. Unrestricted stock may be granted to participants as a bonus, as additional compensation, or in lieu of cash compensation any such participant is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.

The Committee may grant dividend equivalent rights to participants that entitle the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Common Stock. With respect to dividend equivalents awarded in connection with another award, absent a contrary provision in the applicable award agreement, such dividend equivalents will be subject to the same restrictions and risk of forfeiture as the award with respect to which the dividends accrue and shall not be paid unless and until such award has vested and been earned.

The Committee may grant other stock-based awards that consist of a right denominated in or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock. At the discretion of the Committee, other stock-based awards may be subject to such vesting and other terms as the Committee may establish, including performance goals.

The Committee is also authorized to grant cash awards under the Amended and Restated Equity Incentive Plan. Cash awards on a free-standing basis or as an element of, or a supplement, or in lieu of any other award under the Equity Incentive Plan in such amounts and subject to any other terms and conditions as the Committee deems appropriate.

Individuals who become eligible to participate in the Amended and Restated Equity Incentive Plan following a merger, consolidation, or other acquisition by us may be entitled to receive substitute awards in exchange for similar awards that the individual may have held prior to the applicable merger, consolidation or other acquisition.

The Amended and Restated Equity Incentive Plan provides that, effective upon the consummation of a Corporate Transaction (as defined in the Amended and Restated Equity Incentive Plan), all outstanding awards under the Amended and Restated Equity Incentive Plan will terminate, except to the extent such awards are assumed by the successor entity in connection with the Corporate Transaction. The Committee has the authority, exercisable in advance of or at the time of an actual or anticipated Corporate Transaction, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards and the release of any transfer, repurchase, or forfeiture restrictions applicable to such awards in connection with a Corporate Transaction, on such terms and conditions as the Committee may specify, including conditioning such vesting or release upon the subsequent termination of the participant’s service within a specified period following the effective date of the Corporate Transaction.

Participants in the Amended and Restated Equity Incentive Plan are responsible for the payment of any federal, state, or local taxes that we are required by law to withhold upon the exercise of options or stock appreciation rights or payment, vesting, or settlement of other awards. In certain circumstances specified in the Amended and Restated Equity Incentive Plan and subject to approval by the Committee, participants may elect to have the tax withholding obligations satisfied by authorizing us to withhold shares of Common Stock to be issued pursuant to the exercise or vesting of such award.

The Committee may alter or amend the Amended and Restated Equity Incentive Plan or any part thereof from time to time; provided that no change in the Amended and Restated Equity Incentive Plan may be made that would materially and adversely affect the rights of any participant under any award previously granted without the consent of such participant, and provided, further, that the Committee may not, without the approval of our stockholders, amend the Amended and Restated Equity Incentive Plan to increase the aggregate maximum number of shares of Common Stock that may be issued under the Amended and Restated Equity Incentive Plan, materially modify the requirements for participation in the Amended and Restated Equity Incentive Plan or take any other action that otherwise must be approved by stockholders in order to comply with the any federal or state law or regulation or the rules of any stock exchange on which the shares of Common Stock may then be listed or quoted. No awards may be granted under the Amended and Restated Equity Incentive Plan after the date that is ten years from the effective date of the Equity Incentive Plan.

Form S-8

Following the approval of the Amended and Restated Equity Incentive Plan, we intend to file with the SEC a registration statement on Form S-8 covering the additional shares of Common Stock issuable under the Amended and Restated Equity Incentive Plan.

Certain United States Federal Income Tax Aspects

The following is a summary of the principal federal income tax consequences of certain transactions under the Amended and Restated Equity Incentive Plan. The following discussion is for general information only and is intended to briefly summarize the United States federal income tax consequences to participants arising from participation in the Amended and Restated Equity Incentive Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a participant in the Amended and Restated Equity Incentive Plan may vary depending on his or her particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences.

Incentive Stock Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option under Section 422 of the Code. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Common Stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonstatutory option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonstatutory Options.    No income is generally realized by the optionee at the time a nonstatutory option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the nonstatutory option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security and Medicare taxes on the excess of the fair market value over the exercise price of the option.

Other Awards.    We generally will be entitled to a tax deduction in connection with other awards under the Amended and Restated Equity Incentive Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests, or becomes non-forfeitable, unless the award provides for deferred settlement. A recipient of a restricted stock award will generally be subject to the foregoing treatment where such participant does not make a valid election under Section 83(b) of the Code. In cases where a participant makes a valid election under Section 83(b) of the Code, such participant will recognize ordinary compensation income in an amount equal to the fair market value of the restricted shares of Common Stock at the time the shares are granted. If a Section 83(b) election is made and the shares of Common Stock are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares of Common Stock.

A participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he or she recognizes income under the rules described above. The tax basis in the shares of Common Stock received by a participant will equal the amount recognized by the participant as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares of Common Stock will commence on the later of the date the shares of Common Stock are received or the restrictions lapse. Subject to the application of Section 162(m) of the Code, we will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.

Reasonable Compensation.    In order for the amounts described above to be deductible by us (or, if applicable, one of our affiliates), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Compensation of Covered Employees.    The ability of the Company (or, if applicable, the ability of one of its affiliates) to obtain a deduction for amounts paid under the Amended and Restated Equity Incentive Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits our ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000.

Parachute Payments.    The vesting of any portion of an award that is accelerated due to the occurrence of a change in ownership or effective control within the meaning of Section 280G of the Code (such as a Change in Control) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in Section 280G of the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

New Plan Benefits

Because the grant of awards under the First Amendment to the Equity Incentive Plan is within the discretion of the Committee, the Company cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the Amended and Restated Equity Incentive Plan.

Required Vote

The approval of a majority of the votes cast at the Annual Meeting is required for the approval of the Amended and Restated Equity Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 4 (THE APPROVAL OF THE AMENDED AND RESTATED EQUITY INCENTIVE PLAN).

STOCKHOLDER PROPOSALS

All proposals that stockholders seek to have included in the proxy statement and form of proxy for the Company’s 2027 Annual Meeting of Stockholders must be received at the Company’s principal executive offices at 1140 Avenue of the Americas, Suite 1140, New York, New York 10036, not later than May 17, 2027; provided, however, that if the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or after September 28, 2027, notice by the stockholder must be delivered a reasonable time before the Company begins to print and send its proxy materials. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and form of proxy in accordance with applicable law.

A stockholder who wishes to present a proposal at the Company’s 2027 Annual Meeting of Stockholders, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices at 1140 Avenue of the Americas, Suite 1140, New York, New York 10036, not less than 45 or more than 75 days prior to the first anniversary of the date on which we first mailed proxy materials for the 2026 Annual Meeting of Stockholders.

In addition to satisfying the requirements under our bylaws with respect to advance notice of any director nomination, any stockholder that intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with Rule 14a-19 under the Exchange Act must provide notice to the corporate secretary at 1140 Avenue of the Americas, Suite 1140, New York, New York 10036 no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting (no later than July 30, 2027, for the 2027 Annual Meeting of Stockholders). Any such notice of intent to solicit proxies must comply with all the requirements of Rule 14a-19.

OTHER BUSINESS

Management is not aware of any other business to come before the Annual Meeting other than as set forth in the Notice. Should any other business be properly brought before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares of common stock represented thereby in accordance with their discretion and best judgment on such matter.

ADDITIONAL INFORMATION

Stockholders that have additional questions about the information contained in this Proxy Statement should contact the Company at Flash Sports & Media Holdings, Inc., 1140 Avenue of the Americas, Suite 1140, New York, New York 10036 or at phone number (720) 390-3880.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Bradley J. Nattrass
Bradley J. Nattrass
Chief Executive Officer
August 13, 2026

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR SHARES TO BE VOTED ARE URGED TO VOTE BY PROXY AS DESCRIBED IN THE NOTICE.

Appendix A

CHARTER OF THE AUDIT COMMITTEE OF FLASH SPORTS & MEDIA HOLDINGS, INC.

I.       Purposes.    The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Flash Sports & Media Holdings, Inc. (the “Company”) shall be appointed by the Board for the purpose of overseeing the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements.

II.     Duties and Responsibilities.    The primary role of the Committee is the oversee the financial reporting and disclosure process. To fulfill this obligation, the Committee relies on: management for the preparation and accuracy of the Company’s financial statements; both management and the Company’s internal audit department for establishing effective internal controls and procedures to ensure the Company’s compliance with accounting standards, financial reporting procedures and applicable laws and regulations; and the Company’s independent auditors for an unbiased, diligent audit or review, as applicable, of the Company’s financial statements and the effectiveness of the Company’s internal controls. The members of the Committee are not employees of the Company and are not responsible for conducting the audit or performing other accounting procedures. To carry out this responsibility, the Committee will undertake the following activities:

A.     General.

1.      To develop and maintain free and open means of communication with the Board, the Company’s independent auditors, the Company’s internal auditors, and the financial and general management of the Company;

2.      To perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s bylaws and applicable law;

3.      To review this Charter at least annually and recommend any proposed changes to the Board for approval; and

4.      To report regularly to the Board and to review with the Board any significant issues that arise with respect to the items listed in 1 above.

B.     Company’s Financial Statements and Published Information.

1.      At least annually, to review:

a)      Major issues regarding accounting principles and financial statement presentations including any significant changes in the Company’s selection or application of accounting principles;

b)      Any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative GAAP methods; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements;

c)      Analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

d)      The effect of regulatory and accounting initiatives on the financial statements of the Company.

2.      To review and discuss the annual audited financial statements and quarterly financial statements (including matters outlined in SAS No. 61, Communications with Audit Committees, as amended) with Company management and the independent auditors, including the form of audit opinion to be issued by the auditors on the audited financial statements, and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the SEC.

3.      To produce the audit committee report required to be included in the Company’s proxy statement.

4.      To discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies. These discussions need not occur in advance of each release or each provision of guidance.

C.     Performance and Independence of the Company’s Independent Auditors.

1.      At least annually, to obtain and review a written report by the independent auditors describing:

a)      The independent auditing firm’s internal quality control procedures;

b)      Any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board (PCAOB) review or inspection of the independent auditing firm;

c)      Any material issues raised by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditing firm;

d)      Any steps taken to deal with any issues raised in such internal quality control reviews, PCAOB reviews, peer reviews, or governmental or professional authority inquiries or investigations; and

e)      All relationships between the independent auditor and the Company or any of its subsidiaries.

To discuss with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the auditors.

2.      To annually evaluate the independent auditor’s qualifications, performance and independence, including a review and evaluation of the lead audit partner, taking into account the opinions of Company management and the Company’s internal auditors, as well as receipt of the written letter from the independent auditor pursuant to PCAOB Rule 3525 regarding pre-approval of non-audit services, and to report its conclusions to the Board.

3.      To assure regular rotation of the lead audit partner, as required by law.

4.      To keep the Company’s independent auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company; and to review and discuss with the Company’s independent auditors the auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties.

5.      To review and set clear hiring policies for employees or former employees of the independent auditors.

D.     Review of Services and Audit by Independent Auditor.

1.      To select and retain an independent registered public accounting firm to act as the Company’s independent auditors for the purpose of auditing the Company’s annual financial statements, books, records, accounts and internal controls over financial reporting, subject to ratification by the Company’s stockholders of the selection of the independent auditors, set the compensation of the Company’s independent auditors, oversee the work done by the Company’s independent auditors and terminate the Company’s independent auditors, if necessary.

2.      To select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

3.      To approve all audit engagement fees and terms; and to pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms, and establish policies and procedures for the Committee’s pre-approval of permitted services by the Company’s independent auditors or other registered public accounting firms on an on-going basis.

4.      To review and discuss with the Company’s independent auditors (a) the auditors’ responsibilities under generally accepted auditing standards and the responsibilities of management in the audit process, (b) the overall audit strategy, (c) the scope and timing of the annual audit, (d) any significant risks identified during the auditors’ risk assessment procedures and (e) when completed, the results, including significant findings, of the annual audit.

5.      To review and discuss with the Company’s independent auditors:

a)      Critical accounting policies and practices to be used in the audit;

b)      Alternative treatments of financial information within GAAP that have been discussed with Company management, the ramifications of the use of such alternative disclosure and treatments, and the treatment preferred by the independent auditors;

c)      Other material written communications between the independent auditor and Company management, such as any management letter or schedule of unadjusted differences;

d)      The Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company;

e)      The auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties; and

f)      Any other matters required to be discussed by PCAOB Auditing Standards No. 1301, Communications with Audit Committees and other applicable requirements of the PCAOB and the SEC.

E.     Performance of the Company’s Internal Audit Function.

1.      To periodically meet separately with internal auditors.

2.      To review and approve functions of the Company’s internal audit department and the annual internal audit plan.

3.      To receive and review summaries and reports from the internal auditor with respect to its review of the operations of the Company and the systems of internal controls and, where deemed appropriate, management’s responses thereto.

4.      To review with management, the internal audit department and the Company’s independent auditors the activities, organizational structure, staffing, adequacy, effectiveness and qualifications of the Company’s internal audit function, including any significant deficiencies or material weaknesses in the design operation of, and any material changes in, the Company’s internal controls, and any fraud involving management or other employees with a significant role in such internal controls.

F.      Controls within the Company; Related Party Transactions.

1.      To periodically meet separately with Company management including Senior Finance and Accounting management.

2.      To annually review major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

3.      To receive quarterly a report from the Company’s chief executive and chief financial officer describing:

a)      All significant deficiencies in the design or operation of internal controls which could adversely affect the issuer’s ability to record, process, summarize, and report financial data; and

b)      Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

4.      To establish and review procedures for:

a)      The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

b)      The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

5.      To review, consider for approval and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) in accordance with the Company’s related party transaction approval policy on an ongoing basis.

G.     Review of Risk Management; Compliance.

1.      To review and discuss with management and the internal audit department the risks faced by the Company and the policies, guidelines and policies by which management assess and manages the Company’s risks and the steps the Company management has taken to monitor and control such exposures.

2.      Oversee the Company’s cybersecurity plan, business continuity program, information protection management strategy and related risks to all of these areas. Review the Company’s cyber insurance policies to ensure appropriate coverage. Review the Company’s development and training plan for critical IT staff as well as succession planning. Review this committee members’ expertise and background in cybersecurity.

3.      To review the Company’s compliance with applicable laws and regulations and to review and oversee the Company’s policies, procedures and program designed to promote and monitor legal, ethical and regulatory compliance.

4.      To monitor compliance with the Company’s Code of Business Conduct and Ethics (the “Code”) to investigate any alleged breach or violation of the Code, and to enforce the provisions of the Code.

III.   Membership, Structure and Operations.

A.     Committee Member Appointment and Removal.

1.      Appointment.    The members of the Committee shall be appointed by the Board and shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Committee shall consist of not fewer than three (3) members. The Board may also appoint additional members from time to time.

2.      Removal.    The Board may remove any member from the Committee at any time with or without cause; provided, however, that if removing a member or members of the Committee would cause the Committee to have fewer than three (3) members, then the Board must at the same time appoint enough additional members to the Committee so that the Committee will have at least three (3) qualified members.

B.     Member Qualifications.    To be a member of the Committee, a Board member must meet the following requirements:

1.      Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. At least one member of the Committee must be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have financial sophistication;

2.      Each member of the Committee must be independent in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the Nasdaq Stock Market;

3.      She/he must have, or obtain within a reasonable period of time after his/her appointment to the Committee, familiarity with the key issues relevant to the work of the Committee;

4.      She/he and members of his/her immediate family and entities of which she/he is a partner, member, officer, director or significant (greater than 10%) stockholder must not receive any compensation from the Company, except for his/her director’s fees (prohibited compensation includes fees paid for accounting, consulting, legal, investment banking or financial advisory services);

5.      She/he must not be the beneficial owner, directly or indirectly, of more than ten percent (10%) of any class of the Company’s voting equity securities, or be an executive officer of the Company; and

6.      She/he must not have participated in the preparation of the Company’s or any of its subsidiaries financial statements at any time during the past three years.

C.     Appointment and Removal of Chair.

1.      Appointment.    At the time the Board appoints members of the Committee, the Board also will appoint one of the members to act as Chair of the Committee. In addition to chairing meetings of the Committee, the Chair will be the liaison to Company management and will be responsible for setting the agenda for meetings, reporting to the Board and being available to answer questions at annual meetings of shareholders. The Chair may temporarily delegate his or her responsibilities to another member of the Committee if she/he is not available to perform them.

2.      Removal.    The Chair may be removed by the Board at any time with or without cause, provided that a new Chair is appointed by the Board at the same time.

D.     Meetings; Operations.

1.      The Committee shall meet at least four (4) times per year at such times and places as it deems necessary to fulfill its responsibilities. These meetings shall be in coincidence with the Company’s issuance of its 10-Q and 10-K filings and may be conducted by teleconference. The Committee shall also meet prior to any scheduled annual meeting of the Company.

2.      The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

3.      The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. At the next meeting of the Board after any Committee meeting, the Chair or his/her nominee will provide the Board with a report on the matters addressed at the Committee meeting.

4.      The Committee shall meet separately, and periodically, with management, members of the Company’s internal audit department and representatives of the Company’s independent auditors, and shall invite such persons to its meetings as it deems appropriate, to assist in carrying out its duties and responsibilities. However, the Committee shall meet regularly without such persons present.

E.     Delegation.    Except where otherwise prohibited, including pursuant to the Nasdaq listing standards, the Committee may delegate to a subcommittee or to the Chair the right to hear and determine any issue (whether specific or general) on behalf of the whole Committee, and the Committee may also delegate administrative tasks to employees of the Company; provided, however, that no such delegation can alter the fundamental duties and responsibilities of the Committee.

IV.    Authority to Retain Experts.    The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of independent outside counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of any outside counsel and other advisors. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to the Company’s independent auditors, any other accounting firm engaged to perform services for the Company, any outside counsel and any other advisors to the Committee.

V.      Annual Performance Evaluation of the Committee.    At least annually, the Committee will conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

Appendix B

CHARTER OF THE COMPENSATION COMMITTEE OF FLASH SPORTS & MEDIA HOLDINGS, INC.

I.       Purposes.    The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Flash Sports & Media Holdings, Inc. (the “Company”) shall be appointed by the Board for the primary purpose(s) of carrying out the responsibilities delegated by the Board relating to the review and determination of executive compensation.

II.     Duties and Responsibilities.    The Committee has the following duties and responsibilities (responsibilities with respect to setting compensation of the Chief Executive Officer and principal officers of the Company elected by the Board cannot be delegated to Company management).

A.     General.

1.      To approve compensation principles that apply generally to Company employees;

2.      To make recommendations to the Board with respect to incentive compensation plans and equity based plans taking into account the results of the most recent rules to provide the shareholders with an advisory vote on executive compensation, generally known as “Say on Pay Votes” (Section 951 in The Dodd-Frank Wall Street Reform and Consumer Protection Act);

3.      To administer and otherwise exercise the various authorities prescribed for the Committee by the Company’s incentive compensation plans and equity-based plans;

4.      To select a peer group of companies against which to benchmark/compare the Company’s compensation systems for principal officers elected by the Board;

5.      To monitor compensation trends and solicit independent advice where appropriate;

6.      To review shareholder proposals related to executive compensation matters and recommend to the Board how to respond to such proposals;

7.      To annually review the Company’s compensation policies and practices and assess whether such policies and practices are reasonably likely to have a material adverse effect on the Company;

8.      To prepare a report of the Committee on executive compensation which is to be included in the Company’s proxy statement relating to the annual meeting of shareholders or annual report filed on Form 10-K with the Securities and Exchange Commission (“SEC”), which complies with applicable rules and regulations, including disclosure of whether the Committee has reviewed and discussed with management the Compensation Discussion and Analysis section included in the Company’s proxy statement and/or annual report on Form 10-K and recommended it be included in such proxy statement or annual report;

9.      To fulfill any disclosure, reporting, or other requirements imposed on or required of Compensation Committees of public companies by the SEC, Nasdaq or other applicable laws, rules and regulations, as the foregoing may be amended from time to time;

10.    To approve and oversee the application of the Company’s compensation recoupment/clawback policy;

11.    To determine and oversee stock ownership guidelines and stock option holding requirements, including periodic review of compliance by principal officers and members of the Board;

12.    To assist the Board in developing and evaluating principal officers and to assist the Board in the development of principal officer succession and continuity plans;

13.    To maintain and update, as appropriate, this Charter, at least annually and recommend any proposed changes to the Board for approval; this Charter will be published on the Company’s website; and

14.    To perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s By Laws and applicable laws and regulations.

B.     Compensation of the Chief Executive Officer.

1.      To review and approve annually the corporate goals and objectives relevant to the Chief Executive Officer’s compensation;

2.      To evaluate, at least annually, the performance of the Chief Executive Officer in light of the approved corporate goals and objectives;

3.      To determine and approve the compensation level of the Chief Executive Officer based on such evaluation and taking into account the results of the most recent Say on Pay Vote; and

4.      To set the long-term incentive component of the compensation of the Chief Executive Officer considering the Company’s performance and relative shareholder return, the value of incentive awards to Chief Executive Officers at other companies, and (as appropriate) the awards given to the Company’s Chief Executive Officers in past years.

C.     Compensation of Other Executive Officers.    To approve the compensation of all other executive officers. In evaluating and determining executive compensation, the Committee shall consider the results of the most recent Say on Pay Vote.

D.     Director Compensation.    To regularly review and evaluate the compensation program for Directors and, as appropriate, recommend changes to the Board.

III.   Membership, Structure and Operations.

A.     Appointment and Removal of Members.

1.      Appointment.    The members of the Committee shall be appointed by the Board and shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Committee shall consist of at least two (2) independent Board members. The Board may also appoint additional members from time to time.

2.      Removal.    The Board may remove any member from the Committee at any time with or without cause; provided, however, that if removing a member or members of the Committee would cause the Committee to have fewer than two (2) members, then the Board must at the same time appoint enough additional members to the Committee so that the Committee will have at least two (2) qualified members.

B.     Member Qualifications.    To be a member of the Committee, a Board member must meet the following requirements:

1.      She/he must have, or obtain within a reasonable period of time after his/her appointment to the Committee, familiarity with the key issues relevant to the work of the Committee;

2.      Each member of the Committee must (i) be independent in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), NASDAQ Stock Market, including that the Board must consider all factors specifically relevant to determining whether the director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a Committee member, including, but not limited to, (x) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the Company to such director, and (y) whether such director is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company, and (ii) qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code, as amended.

C.     Appointment and Removal of Chair.

1.      Appointment.    At the time the Board appoints members of the Committee, the Board also will appoint one of the members to act as Chair of the Committee. In addition to chairing meetings of the Committee, the Chair will be the liaison to Company management and will be responsible for setting the agenda for meetings, reporting to the Board and being available to answer questions at annual meetings of shareholders. The Chair may temporarily delegate his or her responsibilities to another member of the Committee if s/he is not available to perform them.

2.      Removal.    The Chair may be removed by the Board at any time with or without cause, provided that a new Chair is appointed by the Board at the same time.

D.     Delegation.    Except where otherwise prohibited, the Committee may delegate to a subcommittee which shall consist all of its members from the Committee or to the Chair the right to hear and determine any issue (whether specific or general) on behalf of the whole Committee, and the Committee may also delegate administrative tasks to employees of the Company; provided, however, that no such delegation can alter the fundamental duties and responsibilities of the Committee. Any subcommittee created hereby must be comprised of at least two members from the Committee and meet the definition of outside directors, as defined in Section 162 of the Internal Revenue Code or non-employee directors, as defined in Rule 16b-3 of the Exchange Act.

E.     Meetings; Operations.

1.      The Committee shall meet as frequently as circumstances dictate, and at such times and places as it deems necessary to fulfill its responsibilities.

2.      The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

3.      The Committee may include in its meetings members of the Company’s management, other members of the Board, or third parties; provided, however, the Committee shall meet regularly without such members present, and in all cases, The CEO and any other such officers shall not be present at meetings at which their compensation or performance is discussed or determined.

4.      At the next meeting of the Board after any Committee meeting, the Chair or his/her nominee will provide the Board with a report on the matters addressed at the Committee meeting.

IV.    Authority to Retain Experts; Independence.

A.     The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation, and oversee the work, of the compensation consultant. The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of its outside legal counsel and other advisors. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its compensation consultants, outside legal counsel and any other advisors. However, the Committee shall not be required to implement or act consistently with the advice or recommendations of its compensation consultant, legal counsel or other advisor to the compensation committee, and the authority granted in this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties under this Charter.

B.      In retaining or seeking advice from compensation consultants, outside counsel and other advisors (other than the Company’s in-house counsel), the Committee must take into consideration the factors specified in the Nasdaq listing standards. The Committee may retain, or receive advice from, any compensation advisor they prefer, including ones that are not independent, after considering the specified factors. The Committee is not required to assess the independence of any compensation consultant or other advisor that acts in a role limited to consulting on any broad-based plan that does not discriminate in scope, terms or operation in favor of executive officers or directors and that is generally available to all salaried employees or providing information that is not customized for a particular company or that is customized based on parameters that are not developed by the consultant or advisor, and about which the consultant or advisor does not provide advice.

C.     The Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K.

V.      Annual Performance Evaluation of the Committee.    At least annually, the Committee will evaluate how well it has fulfilled its purpose during the previous year and report its findings to the full Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

Appendix C

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF FLASH SPORTS & MEDIA HOLDINGS, INC.

MEMBERSHIP

The Nominating and Corporate Governance Committee (the “Committee”) of the board of directors (the “Board”) of Flash Sports & Media Holdings, Inc. (the “Company”) shall consist of two or more directors. Each member of the Committee shall be independent in accordance with the rules of The Nasdaq Stock Market.

PURPOSE

The purpose of the Committee is to carry out the responsibilities delegated by the Board relating to the Company’s director nominations process.

DUTIES AND RESPONSIBILITIES

The Committee shall have the following authority and responsibilities:

To identify and screen individuals qualified to become members of the Board, consistent with criteria approved by the Board. The Committee shall consider any director candidates recommended by the Company’s stockholders pursuant to the procedures described in the Company’s proxy statement.

To make recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders.

To develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, to review these principles at least once a year and to recommend any changes to the Board.

To oversee the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework, including its articles of incorporation and bylaws.

To develop, subject to approval by the Board, a process for an annual evaluation of the Board and its committees and to oversee the conduct of this annual evaluation.

To review the Board’s committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairpersons annually.

If a vacancy on the Board or any Board committee occurs, to identify and make recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board.

To review and make recommendations to the Board with respect to management succession planning. To oversee periodic evaluations of members of the Board.

OUTSIDE ADVISORS

The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a director search firm as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter.

The Committee shall set the compensation and oversee the work of the director search firm.

The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside counsel, an executive search firm and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter.

The Committee shall set the compensation and oversee the work of its outside counsel, the executive search firm and any other advisors.

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The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its search consultants, outside counsel and any other advisors.

STRUCTURE AND OPERATIONS

The Board shall designate a member of the Committee as the chairperson.

The Committee shall meet at least four times a year at such times and places as it deems necessary to fulfill its responsibilities.

The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate.

The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

DELEGATION OF AUTHORITY

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

PERFORMANCE EVALUATION

The Committee shall conduct an annual evaluation of the performance of its duties under this charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

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Appendix D

Flash Sports & Media Holdings, Inc.

Amended and Restated 2021 Omnibus Stock Incentive Plan

(as amended, restated and adopted on August [    ], 2026)

1.           Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Related Entity; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Grantees with those of the Company’s stockholders; and to promote the success of the Company’s business.

2.           Definitions. The following definitions shall apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)         “Administrator” means the Plan Administrator as described in Section 4.

(b)         “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Delaware, and, to the extent other than Delaware, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c)         “Assumed” means, with respect to an Award, that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(d)         “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.

(e)         “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f)          “Board” means the Board of Directors of the Company.

(g)         “Cause” means, with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service:

(i)          that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Grantee and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs; or

(ii)         in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Grantee’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Grantee’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Grantee’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Grantee is an Employee or Consultant, the Grantee’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Grantee is an Employee, the grantee’s failure to follow the reasonable instructions of the Board or such grantee’s direct supervisor, which failure, if curable, is not cured within ten (10) days after notice to such grantee or, if cured, recurs within one hundred eighty (180) days.

(h)         “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

(i)          “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(j)          “Common Stock” means the Company’s voting common stock, no par value per share.

(k)         “Company” means Flash Sports & Media Holdings, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(l)          “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m)        “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan shall include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six (6) months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option beginning on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(n)         “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)          a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)         the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)        the complete liquidation or dissolution of the Company;

(iv)        any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)         acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(o)         “Data” has the meaning set forth in Section 22 of this Plan.

(p)         “Director” means a member of the Board or the board of directors of any Related Entity.

(q)         “Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.

(r)          “Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(s)          “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(t)          “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to make such person an “Employee” of the Company or a Related Entity.

(u)         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v)         “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.

(i)          If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)         If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)        In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A of the Code, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.

(w)        “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(x)         “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y)         “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(z)         “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)        “Option” means an option to purchase one or more Shares pursuant to an Award Agreement granted under the Plan.

(bb)       “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc)        “Performance Period” means the time period during which specified performance criteria must be met in connection with vesting of an Award as determined by the Administrator, as described in Section 6(d) below.

(dd)       “Plan” means this Flash Sports & Media Holdings, Inc. Amended and Restated 2021 Omnibus Stock Incentive Plan, as the same may be amended from time to time.

(ee)        “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(ff)         “Related Entity” means any Parent or Subsidiary of the Company.

(gg)       “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(hh)       “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(ii)         “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(jj)         “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(kk)       “Share” means a share of the Common Stock.

(ll)         “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(mm)     “Tax Obligations” means all income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Grantee’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.

3.           Stock Subject to the Plan.

(a)         Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 11,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. On January 1, 2027 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by (i) five percent (5%) of the number of shares of Stock issued and outstanding on a pro forma basis on the immediately preceding December 31 including all shares of Stock underlying any then-outstanding stock options, stock appreciation rights, restricted stock units, and unvested restricted stock or (ii) such lesser number of shares as determined by our Board.

(b)         Any Shares subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld shall not again be available for awards under the Plan. To the extent that cash in lieu of Shares is delivered upon the exercise of an SAR pursuant to Section 6(m), the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of Shares which it was entitled to issue upon such exercise, notwithstanding that cash was issued in lieu of such Shares. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be available for awards under the Plan.

4.           Administration of the Plan.

(a)         Plan Administrator.

(i)          Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)         Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(b)         Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c)         Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)          to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)         to determine whether and to what extent Awards are granted hereunder;

(iii)        to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)        to approve forms of Award Agreements for use under the Plan;

(v)         to determine the type, terms and conditions of any Award granted hereunder;

(vi)        to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii)       to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(viii) The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest;

(ix)        to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(x)         to institute an option exchange program;

(xi)        to make other determinations as provided in this Plan; and

(xii)       to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d)         Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.           Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company and any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.           Terms and Conditions of Awards.

(a)         Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, and Dividend Equivalent Rights. An Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)         Designation of Award. Each Award shall be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Related Entity). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option shall be a Non-Qualified Stock Option.

(c)         Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.

(d)         Performance-Based Awards. The Administrator may include in an Award provisions such that the vesting or other realization of an Award by a Grantee will be subject to the achievement of certain performance criteria as the Administrator may determine over the course of a Performance Period determined by the Administrator.

(i)          The performance criteria will be established by the Administrator and may include any one of, or combination of, the following criteria:

(A)        Net earnings or net income (before or after taxes);

(B)         Earnings per share;

(C)         Net sales growth;

(D)        Net operating profit;

(E)         Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(F)         Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(G)        Cash flow per share;

(H)        Earnings before or after taxes, interest, depreciation, and/or amortization;

(I)          Gross or operating margins;

(J)          Productivity ratios;

(K)        Share price (including, but not limited to, growth measures and total stockholder return);

(L)         Expense targets or ratios;

(M)        Charge-off levels;

(N)        Improvement in or attainment of revenue levels;

(O)        Deposit growth;

(P)         Margins;

(Q)        Operating efficiency;

(R)         Operating expenses;

(S)         Economic value added;

(T)         Improvement in or attainment of expense levels;

(U)        Improvement in or attainment of working capital levels;

(V)        Debt reduction;

(W)       Capital targets; and

(X)        Consummation of acquisitions, dispositions, projects or other specific events or transactions.

(ii)         The Administrator may provide in any grant of an Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (A) asset write-downs, (B) litigation or claim judgments or settlements, (C) the effect of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting reported results, (D) any reorganization and restructuring programs, (E) Extraordinary Items for the applicable Performance Period, (F) mergers, acquisitions or divestitures, and (G) foreign exchange gains and losses. For this purpose, “Extraordinary Items” means extraordinary, unusual, and/or nonrecurring items of gain or loss as defined under United States generally accepted accounting principles.

(iii)        Before the 90th day of the applicable Performance Period (or, if the Performance Period is less than one year, no later than the number of days which is equal to 25% of such Performance Period), the Administrator will determine the duration of the Performance Period, the performance criteria on which performance will be measured, and the amount and terms of payment/vesting upon achievement of the such criteria.

(iv)        Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable performance criteria have been achieved for the Awards for such Performance Period. A Grantee will be eligible to receive payment pursuant to an Award for a Performance Period only if the performance criteria for such Performance Period are achieved. In determining the amounts earned by a Grantee pursuant to an Award issued pursuant to this Section 6(d), the Administrator will have the right to (A) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (B) determine what actual Award, if any, will be paid in the event of a Corporate Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or Disability prior to a Corporate Transaction and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Grantee remained employed through the end of the Performance Period.

(v)         Payment of the Award to a Grantee shall be paid following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.

(e)         Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(f)          Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(g)         Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h)         Individual Award Limit. No Grantee may be granted an Award of Options or SARs in any calendar year with respect to more than five hundred thousand (500,000) Shares, or an Award of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, or other Awards that are valued with reference to shares covering more than five hundred thousand (500,000). The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 13 below.

(i)          Early Exercise. An Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j)          Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(k)         Transferability of Awards. Unless the Administrator provides otherwise, no award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(l)          Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

(m)        Stock Appreciation Rights. An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Administrator under this Plan shall be subject to the following terms and conditions. Each SAR granted to any participant shall relate to such number of Shares as shall be determined by the Administrator, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of Shares to which the SAR pertains shall be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, shall comply with all requirements of the Exchange Act), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(i)          the number of Shares as to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to an Option, the exercise price of the Shares under the Option or (2) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Administrator at the time of grant, subject to adjustment under Section 13); by

(ii)         the Fair Market Value of a Share on the exercise date.

In lieu of issuing Shares upon the exercise of an SAR, the Administrator may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 11 on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(m) shall be deemed to have been converted into a Non-Qualified Stock Option immediately prior to such surrender.

7.           Award Exercise or Purchase Price, Consideration and Taxes.

(a)         Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows.

(i)          In the case of an Incentive Stock Option:

(1)         granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(2)         granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)         In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one-hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)        In the case of other Awards, such price as is determined by the Administrator.

(iv)        Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)         Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)          cash;

(ii)         check;

(iii)        delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law); provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Grantee under any applicable provisions of the Code, and (B) the classification of the Award as a liability for financial accounting purposes;

(iv)        surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(v)         with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;

(vi)        with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;

(vii)       past or future services actually or to be rendered to the Company or a Related Entity;

(viii)      any combination of the foregoing methods of payment; or

(ix)        any other method approved by the Administrator.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

8.           Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

9.           Tax Withholding.

(a)         Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Grantee of any such Tax Obligations.

(b)         The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Grantee may satisfy the Tax Obligations. As determined by the Administrator from time to time, these methods may include one or more of the following:

(i)          paying cash;

(ii)         electing to have the Company withhold cash or Shares deliverable to the Grantee having a Fair Market Value equal to the amount required to be withheld;

(iii)        delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;

(iv)        selling a sufficient number of Shares otherwise deliverable to the Grantee through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;

(v)         retaining from salary or other amounts payable to the Grantee cash having a sufficient value to satisfy the Tax Obligations; or

(vi)        any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.

The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Grantee or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

10.         Rights As a Stockholder.

(a)         Restricted Stock. Except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder with respect to any of the Shares granted to the Grantee under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto) nor shall cash dividends or dividend equivalents accrue or be paid in respect of any unvested Award of Restricted Stock, unless and until such Shares vest.

(b)         Other Awards. In the case of Awards other than Restricted Stock, except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder, nor will dividends or dividend equivalents accrue or be paid, with respect to any of the Shares granted pursuant to such Award until the Award is exercised or settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

11.         Exercise of Award.

(a)         Procedure for Exercise.

(i)          Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.

(ii)         An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

(b)         Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death, such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock

Option on the day three (3) months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(c)         Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d)         Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e)         Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

12.         Conditions Upon Issuance of Shares; Manner of Issuance of Shares.

(a)         If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under any Applicable Law.

(b)         As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c)         Subject to the Applicable Laws and any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Grantee by means of one or more of the following as determined by the Administrator: (i) by delivering to the Grantee evidence of book entry Shares credited to the account of the Grantee, (ii) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (iii) by delivering such Shares to the Grantee in certificate form.

(d)         No fractional Shares shall be issued pursuant to any Award under the Plan; any Grantee who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.

13.         Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company, nor shall cash dividends or dividend equivalents accrue or be paid in respect of unexercised Options or unvested Awards hereunder.

14.         Corporate Transactions.

(a)         Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)         Acceleration of Award Upon Corporate Transaction. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or at the time of an actual Corporate Transaction, and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Corporate Transaction shall remain fully exercisable until the expiration or sooner termination of the Award.

(c)         Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

15.         Effective Date and Term of Plan. The Plan shall become effective at such time as it has been (a) approved by the Company’s stockholders and (b) adopted by the Board. Stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated. Any Award granted before stockholder approval is obtained will be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the grant or exercise of any such Award shall not be counted in determining whether stockholder approval is obtained. Subject to the preceding sentence and the Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

16.         Amendment, Suspension or Termination of the Plan.

(a)         The Board may at any time amend, suspend or terminate the Plan in any respect, except that it may not, without the approval of the stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i)          increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii)         modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;

(iii)        modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13);

(iv)        extend the expiration date of the Plan; and

(v)         except as provided in Section 13 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not amend an Award granted under the Plan to reduce its exercise price per share, cancel and regrant new Awards with lower prices per share than the original prices per share of the cancelled Awards, or cancel any Awards in exchange for cash or the grant of replacement Awards with an exercise price that is less than the exercise price of the original Awards, essentially having the effect of a repricing, without approval by the Company’s stockholders.

(b)         No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)         No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee without his or her consent.

17.         Reservation of Shares.

(a)         The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.         No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

19.         No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

20.         Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, such information as required by Applicable Laws.

21.         Electronic Delivery. The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Grantee’s consent to participate in the Plan by electronic means. By accepting an Award, each Grantee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Grantee’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Grantee.

22.         Data Privacy. The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Grantee acknowledges that the Company holds certain personal information about Grantee, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Grantee further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Grantee authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.

23.         Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, the Award Agreement evidencing any Award that is not exempt from the requirements of Section 409A of the Code shall contain provisions such that the Award will comply with the requirements of Section 409A of the Code and avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the effective date of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

24.         Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

25.         Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

For Withhold For Against Abstain Flash Sports & Media Holdings, Inc. 1140 Avenue of the Americas, Suite 1140 New York, New York 10036 <Shareholder Name> <Shareholder Address1> <Shareholder Address2> <Shareholder Address3> TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED. The undersigned hereby appoints Bradley Nattrass and Eric Sherb, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share (“Shares”) of Flash Sports & Media Holdings, Inc. (the “Company”) which the undersigned would be entitled to vote at the 2026 ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE “MEETING”) TO BE HELD VIRTUALLY AT https://vote.colonialstock.com/flash2026 ON SEPTEMBER 28, 2026, AT 9:30 AM EASTERN TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below: 1. Proposal 1: Election of Directors Nominees: 1) Donald Fell 2) Sonia Lo 3) Gary Herman 4) Rahul Johri 5) Surendra Ajjarapu 2. Proposal 2: To ratify the appointment of Suri and Co., Chartered Accountants, to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 3. Proposal 3: To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement 4. Proposal 4: To approve the Amended and Restated 2021 Omnibus Stock Incentive Plan. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof. The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposals 2, 3 and 4. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR all the nominees for director in Proposal 1 and FOR Proposals 2, 3 and 4. Please indicate if you plan to attend this meeting. Yes No Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing. Signature Date Signature (Joint Owners) Date Voting Instructions You can vote by Internet or Telephone! Instead of mailing your proxy, you may choose one of the three voting options outlined below. VOTE BY INTERNET – https://vote.colonialstock.com/flash2026 You can view the Flash Sports & Media Holdings, Inc. Annual Report and Proxy Statement and submit your vote online at the website listed above up until 11:59 PM ET on 09/27/2026. You will need the control number at the left in order to do so. Follow the instructions on the secure website to complete your vote. VOTE BY PHONE – 877-285-8605 You may vote by phone until 7:00 PM ET on 09/25/2026. Please have your notice and proxy card in hand when you call. VOTE BY MAIL If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot to Colonial Stock Transfer, 7840 S 700 E, Sandy, UT 84070. Votes by mail must be received by 09/25/2026.Control #: 0000 0000 0000